UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06373

Sit Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end:       June 30, 2015

Date of reporting period:    December 31, 2014

Item 1:	Reports to Stockholders

Semi-Annual Report
December 31, 2014

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds

Sit Mutual Funds

STOCK FUNDS SEMI-ANNUAL REPORT

TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER (Unaudited)

February 4, 2015

Dear Fellow Shareholders:

U.S. stocks overcame significant volatility in recent months to turn in another solid year of performance in 2014. While we see potential for further gains in the year ahead, we also expect that markets will face some fresh challenges and an increase in volatility.

With respect to the U.S. economy, growth trends clearly improved during the second half of the year, following a very sluggish start to 2014. Labor markets continue to improve at a steady pace, with just under three million jobs created during the calendar year. This was the highest level since 1999 and drove the unemployment rate down to 5.6%, although this statistic has been influenced (downwardly) by a very low labor participation rate. Although wage gains continue to be modest, job growth is helping to drive solid gains in consumer spending, which accounts for over two-thirds of U.S Gross Domestic Product. Some other bright spots include the manufacturing sector, with the Institute of Supply Management (ISM) data pointing to sturdy expansion, and auto sales, which have risen to nearly a 17 million unit annual run rate in recent months. In short, we believe that the economic expansion will continue at a modest, but steady, pace in 2015. A key wild card relates to the 50% decrease in oil prices in recent months, which, if sustained, could have a stimulative (but temporary) impact on the overall economy, and we will be watching for signs of a pickup in consumer spending in the months ahead.

The Federal Reserve ended its quantitative easing program in the fourth quarter, and investors are now focused on the timing of increases in the federal funds rate. While the current consensus assumes rate increases in the latter half of 2015, we believe there is a high probability that rate hikes will begin later than the current consensus expectation. Our view is based largely on the outlook that inflation will moderate in the months ahead (from already low levels), as collapsing oil prices and a strengthening U.S. dollar will certainly have an impact. To be sure, there are many potential variables that could alter this outcome in the months ahead. For example, the Federal Reserve is clearly looking at emerging tightness in labor markets as a precursor to wage inflation but, to this point, wage pressures have been minimal.

Outside the U.S., growth trends weakened in 2014 in many regions of the world and were a key factor triggering sharp increases in the relative value of the U.S. dollar. While there had been some early encouraging signs that Europe was emerging from its economic slump, growth in the region weakened during the second half of the year and deflationary pressures are building. We believe a host of factors will keep a lid on growth in the region, including tight credit conditions, high unemployment, high debt levels and a hobbled banking system. We also remain cautious on the outlook for Japan, as Prime Minister Abe’s policy initiatives have shown limited progress to this point in overcoming the country’s structural problems

(i.e., aging population, rigid labor markets, lack of innovation, elevated public debt levels). And, while China had been viewed as a growth engine for the world, economic momentum has faded, as the economy adjusts to a “new normal,” after a long period of excessive investment spending and, most recently, bank lending.

Equity Strategy

Although U.S. equities performed quite well in 2014, there were significant variations in returns in other regions of the world. Our base case for the year ahead is that the environment will likely remain supportive for further gains in equity prices, but there are reasons to expect a pickup in volatility from the subdued levels experienced over the past several years.

The positive case for stocks is based on a continuation of a “Goldilocks” environment, with steady economic growth and minimal inflation pressures. While valuations for stocks appear “fair” relative to historical averages, extremely low interest rates are encouraging investors to seek riskier assets, such as equities. Strong corporate balance sheets and record cash flow generation are providing companies ample opportunity to create value for shareholders through a combination of mergers and acquisitions, stock repurchases and dividend increases. Finally, the decline in energy prices will provide a windfall for consumers and decreasing costs for energy-intensive companies.

With stocks at record levels, however, it is important to assess the key risks to the outlook. First, while the strong U.S. dollar has some positive impacts for the economy overall (e.g., lower inflation), multinational companies will face earnings pressure due to a combination of relative weakness in overseas economies and the negative impact of translating profits into U.S. dollars from weaker currencies. Second, the rapid fall in energy prices will have a significant impact on many companies, including oil producers and the equipment companies servicing them. It should be noted that the “shale revolution” in the U.S. has been a key driver of industrial activity in recent years. In addition, the fallout in the credit markets (due to energy-related lending) may be significant in the months ahead, and there is potential for rising geopolitical risks stemming from economic weakness in many parts of the world (e.g., Middle East, Russia, Venezuela). A final factor to consider is the path of interest rates. If U.S. economic growth accelerates (perhaps driven by lower energy prices), there will be some investor concern over the timing and pace of Federal Reserve interest rate increases. Bottom line, while we remain optimistic on the potential for further equity gains in the year ahead, these factors, at a minimum, will likely lead to an increase in market volatility.

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

While higher beta, lower “quality” stocks have led the way as the market has surged over the last three years, we believe relative valuation clearly favors higher quality companies that can deliver predictable, above-average earnings growth in an uncertain environment. In terms of themes within the Sit equity funds, we are currently favoring domestically-oriented firms and, from a sector perspective, health care and technology companies. Regardless of sector, however, our focus remains on high quality companies, characterized by strong balance sheets, free cash flow generation, and management teams focused on improving profitability while returning excess capital to shareholders.

Outside the U.S., while we continue to be concerned about economic trends in Europe, we enter 2015 with cautious optimism, based on the premise that valuations are attractive and additional liquidity-enhancing measures by the ECB, a weaker currency and lower oil prices will be catalysts for a more positive corporate earnings backdrop. Lower oil prices should increase discretionary income and confidence, thus increasing demand for other goods and services. Within our allocation to Japanese equities, our strategy remains unchanged. We continue to prefer companies with exposure to overseas sources of demand and defensive domestic consumption. Japanese multinationals and exporters should benefit from relatively stronger demand in overseas markets, as well as from the weakened yen.

With best wishes,

Roger J. Sit

Chairman, President, CEO and Global CIO

DECEMBER 31, 2014	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s six-month return was +4.80% while the S&P 500® Index increased +6.12% and the Barclays Capital Aggregate Bond Index gained +1.96% over the period. The Lipper Balanced Fund Index rose +1.73%.

Both stocks and bonds generated positive returns over the past six months, as the “Goldilocks” environment continued, with modest economic growth, very low inflation and steady corporate earnings growth. While we believe this environment will likely persist into 2015, there are many cross-currents that will influence markets in the months ahead, including currency and commodity price volatility, changes in Federal Reserve policy and geopolitics. Against this backdrop, the equity portion of the Fund is well-diversified, with a focus on high quality, well-managed growth companies. The largest sector weightings are in health technology, technology services, finance and electronic technology. We estimate that the equity portion of the fund modestly outperformed the S&P 500 Index over the past six months, driven by strong performance within the consumer services, health technology and retail trade sectors. Home Depot, Visa, CVS Health, Avago Technologies, Celgene and TJX were among the individual stocks driving the strong returns for these sectors. The producer manufacturing and technology services sectors were the laggards during the second half of the year. Among individual names, Continental Resources, 3D Systems, Trinity Industries, Helmerich & Payne and Gulfport Energy were the worst performers during the period.

The fixed income portion of the Fund outperformed the Barclays Capital Aggregate Bond Index over the past six months, primarily due to its attractive yield advantage. Interest rates on longer maturity bonds declined materially during the period, producing attractive price returns from tactical allocations to longer maturity U.S. Treasury securities. In aggregate, principal returns for the fixed income portion of the portfolio essentially matched that of the benchmark. We continue to expect a rise in interest rates over the intermediate term now that the Federal Reserve has discontinued its monthly purchases of additional bonds as part of its quantitative easing initiative. We expect the increase in interest rates on shorter maturity securities to be particularly large. We have adopted a defensive posture

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

within the portfolio against a rise in interest rates and continue to focus on higher quality bonds that provide an attractive income advantage relative to the benchmark.

The Fund’s asset allocation is currently 62.7% equities, 33.6% fixed income, and 3.7% cash and equivalents. Our research staff remains focused on high quality securities in each asset class within the Fund, and we appreciate shareholders’ continued interest.

Roger J. Sit

Bryce A. Doty

John M. Bernstein

Portfolio Managers

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2014

	Sit Balanced Fund	S&P 500® Index [1]	Barclays Aggregate Bond Index [2]
Six Month	4.80%	6.12%	1.96%
One Year	9.15	13.69	5.97
Five Year	9.88	15.45	4.45
Ten Year	6.34	7.67	4.71
Since Inception (12/31/93)	7.03	9.42	5.75

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 12/31/14:	$21.17 Per Share
Net Asset Value 6/30/14:	$21.01 Per Share
Total Net Assets:	$16.9 Million

TOP HOLDINGS

Top Equity Holdings:

1. Apple, Inc.

2. Google, Inc.

3. Visa, Inc.

4. CVS Health Corp.

5. Microsoft Corp.

Top Fixed Income Holdings:

1. GNMA, 4.50%, 6/15/40

2. U.S. Treasury Note, 2.75%, 11/15/42

2. U.S. Treasury Strips, 2.85%, 11/15/23

4. U.S. Treasury Note, 1.00%, 12/15/17

5. Microsoft Corp., 5.20%, 6/1/39

Based on total net assets as of December 31, 2014. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2014. Subject to change.

DECEMBER 31, 2014	5

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2014

Sit Balanced Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 62.7%
Commercial Services - 1.2%
1,100	Equifax, Inc.	88,957
1,950	Robert Half International, Inc.	113,841

		202,798

Communications - 1.6%
850	SBA Communications Corp. *	94,146
3,750	Verizon Communications, Inc.	175,425

		269,571

Consumer Durables - 0.5%
600	Polaris Industries, Inc.	90,744

Consumer Non-Durables - 4.3%
1,475	Michael Kors Holdings, Ltd. *	110,772
1,300	NIKE, Inc.	124,995
2,275	PepsiCo, Inc.	215,124
1,250	Philip Morris International, Inc.	101,812
1,850	Procter & Gamble Co.	168,516

		721,219

Consumer Services - 3.9%
1,650	H&R Block, Inc.	55,572
1,700	Starbucks Corp.	139,485
1,150	Time Warner, Inc.	98,233
3,000	Twenty-First Century Fox, Inc.	115,215
975	Visa, Inc.	255,645

		664,150

Electronic Technology - 6.2%
3,220	Apple, Inc.	355,424
5,100	Applied Materials, Inc.	127,092
1,550	Avago Technologies, Ltd.	155,914
3,000	Ciena Corp. *	58,230
2,425	EMC Corp.	72,120
3,900	Intel Corp.	141,531
1,400	Qualcomm, Inc.	104,062
700	Xilinx, Inc.	30,303

		1,044,676

Energy Minerals - 3.4%
1,300	Chevron Corp.	145,834
1,850	Continental Resources, Inc. *	70,966
550	EOG Resources, Inc.	50,638
950	Gulfport Energy Corp. *	39,653
1,425	Marathon Petroleum Corp.	128,620
1,800	Occidental Petroleum Corp.	145,098

		580,809

Finance - 6.4%
500	ACE, Ltd.	57,440
1,500	Ameriprise Financial, Inc.	198,375
1,325	Discover Financial Services	86,774
1,100	Franklin Resources, Inc.	60,907

Quantity	Name of Issuer	Fair Value ($)

760	Goldman Sachs Group, Inc.	147,311
3,525	JPMorgan Chase & Co.	220,594
1,250	Marsh & McLennan Cos., Inc.	71,550
375	Prudential Financial, Inc.	33,922
1,900	US Bancorp	85,405
2,300	Wells Fargo & Co.	126,086

		1,088,364

Health Services - 1.8%
755	Express Scripts Holding Co. *	63,926
650	McKesson Corp.	134,927
1,125	UnitedHealth Group, Inc.	113,726

		312,579

Health Technology - 10.1%
375	Actavis, PLC *	96,529
425	Alexion Pharmaceuticals, Inc. *	78,638
775	Allergan, Inc.	164,757
1,650	Bristol-Myers Squibb Co.	97,400
1,380	Celgene Corp. *	154,367
1,550	Covidien, PLC	158,534
2,075	Gilead Sciences, Inc. *	195,590
1,350	Johnson & Johnson	141,170
2,450	Medtronic, Inc.	176,890
1,050	Mylan, Inc. *	59,188
125	Regeneron Pharmaceuticals, Inc. *	51,281
2,050	St. Jude Medical, Inc.	133,312
900	Thermo Fisher Scientific, Inc.	112,761
725	Zimmer Holdings, Inc.	82,230

		1,702,647

Industrial Services - 0.7%
1,475	Schlumberger, Ltd.	125,980

Process Industries - 1.9%
1,800	Ecolab, Inc.	188,136
1,225	International Paper Co.	65,636
475	Praxair, Inc.	61,541

		315,313

Producer Manufacturing - 5.4%
575	3M Co.	94,484
875	Caterpillar, Inc.	80,089
1,650	Danaher Corp.	141,422
1,000	Delphi Automotive, PLC	72,720
1,300	Emerson Electric Co.	80,249
1,575	Honeywell International, Inc.	157,374
500	Illinois Tool Works, Inc.	47,349
875	Raytheon Co.	94,649
2,000	Trinity Industries, Inc.	56,020
750	United Technologies Corp.	86,250

		910,606

Retail Trade - 4.9%
2,400	CVS Health Corp.	231,144

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity/ Principal Amount ($)	Name of Issuer	Fair Value ($)

1,350	Dick’s Sporting Goods, Inc.	67,028
2,125	Home Depot, Inc.	223,061
900	Macy’s, Inc.	59,175
1,200	Target Corp.	91,092
2,250	TJX Cos., Inc.	154,305

		825,805

Technology Services - 8.4%
1,275	Accenture, PLC	113,870
2,350	Adobe Systems, Inc. *	170,845
925	ANSYS, Inc. *	75,850
2,000	Cognizant Technology Solutions Corp. *	105,320
1,250	Facebook, Inc. *	97,525
280	Google, Inc. - Class A *	148,585
255	Google, Inc. - Class C *	134,232
1,900	Informatica Corp. *	72,456
4,825	Microsoft Corp.	224,121
2,650	Oracle Corp.	119,170
135	priceline.com, Inc. *	153,928

		1,415,902

Transportation - 2.0%
850	Ryder System, Inc.	78,922
1,475	Union Pacific Corp.	175,717
800	United Parcel Service, Inc.	88,936

		343,575

Total Common Stocks (cost: $6,579,437)		10,614,738

Bonds - 33.6%

Asset-Backed Securities - 2.0%
8,340	Bayview Financial Acquisition Trust, 2006-D 1A2, 5.66%, 12/28/36 [14]	8,328
54,612	Centex Home Equity, 2004-D AF4, 4.68%, 6/25/32 [14]	56,073
19,643	Citifinancial Mortgage Securities, Inc., 2004-1 AF3, 3.77%, 4/25/34 [14]	19,943
40,418	Conseco Finance, 2001-D M1, 1.51%, 11/15/32 [1]	38,870
9,973	First Franklin Mtge. Loan Asset-Backed Certs., 2005-FF2 M2, 0.83%, 3/25/35 [1]	9,966
34,583	Green Tree Financial Corp., 1997-7 A6, 6.76%, 7/15/28	35,708
50,000	HouseHold Home Equity Loan Trust, 2007-2 A4, 0.47%, 7/20/36 [1]	49,027
12,041	Irwin Home Equity Corp., 2005-1 M1, 5.42%, 6/25/35 [14]	12,120
26,546	New Century Home Equity Loan Trust, 2005-A A4W, 4.92%, 8/25/35 [14]	27,604
33,988	RAAC Series, 2005-SP2 1M1, 0.69%, 5/25/44 [1]	33,624
35,460	Residential Asset Mortgage Products, Inc., 2005-RZ3 A3, 0.57%, 9/25/35 [1]	35,322

Principal Amount ($)	Name of Issuer	Fair Value ($)

9,442	Residential Funding Mortgage Securities II, Inc., 2003-HI2 A6, 5.26%, 7/25/28 [14]	9,550

		336,135

Collateralized Mortgage Obligations - 4.9%
	Fannie Mae Grantor Trust:
63,647	2004-T1 1A1, 6.00%, 1/25/44	72,138
16,231	2004-T3, 1A3, 7.00%, 2/25/44	18,554
	Fannie Mae REMIC:
21,750	2009-30 AG, 6.50%, 5/25/39	23,599
10,296	2013-28 WD, 6.50%, 5/25/42	11,677
72,961	2012-68 GW, 7.00%, 5/25/31	87,615
9,643	2010-108 AP, 7.00%, 9/25/40	10,814
47,294	Freddie Mac,
	6.50%, 12/15/23	52,639
	Freddie Mac REMIC:
93,882	3.00%, 3/15/32	94,827
75,663	5.33%, 10/15/47 [1]	81,257
20,594	7.00%, 11/15/29	22,341
39,807	7.50%, 6/15/30	45,824
	Government National Mortgage Association:
91,080	2014-69 W, 7.28%, 11/20/34 [1]	105,000
56,752	2005-74 HA, 7.50%, 9/16/35	64,018
	Sequoia Mortgage Trust:
21,845	2013-4 A3, 1.55%, 4/25/43 [1]	20,380
42,873	2013-3 A2, 2.50%, 3/25/43 [1]	40,687
30,488	2012-4 A2, 3.00%, 9/25/42 [1]	30,021
38,661	Vendee Mortgage Trust,
	2008-1 B, 7.79%, 3/15/25 [1]	44,860

		826,251

Corporate Bonds - 12.2%
50,000	Amazon.com, Inc., 2.60%, 12/5/19	50,508
63,183	America West Airlines 2000-1 Trust, 8.06%, 7/2/20	71,713
50,000	American Express Bank FSB, 6.00%, 9/13/17	55,738
50,000	Assured Guaranty US Holdings, Inc., 7.00%, 6/1/34	58,310
75,000	Bank of America Corp., 6.40%, 8/28/17	83,562
50,000	Bank One Corp., 8.53%, 3/1/19 [14]	60,988
25,000	BB&T Corp., 0.95%, 1/15/20 [1]	24,993
25,000	Coca-Cola Refreshments USA, Inc., 7.00%, 10/1/26	33,526
50,000	CR Bard, Inc., 1.38%, 1/15/18	49,411
15,726	Delta Air Lines 2007-1 Class A Trust, 6.82%, 8/10/22	18,242
28,226	Delta Air Lines 2009-1 Class A Trust, 7.75%, 12/17/19	32,671
63,912	Doric Nimrod Air Alpha 2013-1 Trust, 5.25%, 5/30/23 [4]	67,747
100,000	General Electric Co., 5.25%, 12/6/17	110,931
50,000	Google, Inc., 3.63%, 5/19/21	53,647
50,000	Johnson & Johnson, 3.38%, 12/5/23	53,501

See accompanying notes to financial statements.
DECEMBER 31, 2014	7

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2014

Sit Balanced Fund (Continued)

Principal Amount ($)	Name of Issuer	Fair Value ($)

50,000	Kinder Morgan, Inc., 7.00%, 6/15/17	55,125
25,000	Kroger Co., 6.40%, 8/15/17	27,943
65,000	Manufacturers & Traders Trust Co. (Subordinated), 5.63%, 12/1/21 [1]	67,677
100,000	Microsoft Corp., 5.20%, 6/1/39	119,010
50,000	MUFG Union Bank NA, 2.63%, 9/26/18	50,737
40,000	Northern States Power Co., 7.13%, 7/1/25	51,924
25,000	Northern Trust Co. (Subordinated), 5.85%, 11/9/17	27,843
47,743	Northwest Airlines 1999-2 A Trust, 7.58%, 3/1/19	53,711
19,513	Northwest Airlines 2007-1 A Trust, 7.03%, 11/1/19	22,148
60,696	Procter & Gamble ESOP, 9.36%, 1/1/21	74,936
25,000	Progressive Corp. (Subordinated), 6.70%, 6/15/37 [1]	27,044
75,000	Royal Bank of Canada, 1.20%, 9/19/17	74,572
50,000	State Street Corp., 7.35%, 6/15/26	66,773
50,000	Suncor Energy, Inc., 6.10%, 6/1/18	56,085
100,000	Target Corp., 6.00%, 1/15/18	112,681
50,000	Tosco Corp., 8.13%, 2/15/30	72,743
25,000	Toyota Motor Credit Corp., 0.43%, 5/16/17 [1]	24,934
44,751	Virgin Australia 2013-1A Trust, 5.00%, 10/23/23 [4]	46,093
100,000	Wyeth, LLC, 5.45%, 4/1/17	109,578
70,000	XTO Energy, Inc., 6.75%, 8/1/37	102,675

		2,069,720

Federal Home Loan Mortgage Corporation - 1.2%
53,141	2.50%, 4/1/27	54,193
30,002	3.00%, 5/1/27	30,721
15,725	6.00%, 10/1/21	17,029
35,397	7.00%, 7/1/32	39,207
7,014	7.00%, 5/1/34	8,042
13,687	7.00%, 11/1/37	15,164
9,875	7.00%, 1/1/39	11,374
18,617	7.50%, 11/1/36	22,675
1,761	8.00%, 9/1/15	1,790
7,498	8.38%, 5/17/20	8,042

		208,237

Federal National Mortgage Association - 3.2%
30,387	5.50%, 2/1/18	32,091
21,765	6.50%, 5/1/36	24,853
93,274	6.50%, 3/1/40	106,223
57,972	6.63%, 11/1/30	59,914
46,004	6.63%, 1/1/31	47,258
32,833	7.00%, 1/1/32	36,359
15,097	7.00%, 12/1/32	17,875
31,576	7.00%, 3/1/33	36,268
21,270	7.00%, 12/1/36	25,437

Principal Amount ($)	Name of Issuer	Fair Value ($)

8,638	7.00%, 11/1/38	10,121
16,264	7.50%, 4/1/33	19,895
16,720	7.50%, 11/1/33	20,024
24,013	7.50%, 1/1/34	29,169
8,057	7.50%, 4/1/38	9,813
36,126	8.00%, 2/1/31	45,486
8,285	8.44%, 7/15/26	9,552
6,663	9.50%, 5/1/27	7,865

		538,203

Government National Mortgage Association - 2.8%
256,209	4.50%, 6/15/40	283,596
24,064	7.00%, 12/15/24	26,840
39,475	7.00%, 9/20/38	45,271
34,016	8.00%, 7/15/24	38,722
69,147	8.38%, 3/15/31	72,170

		466,599

Taxable Municipal Securities - 3.0%
55,000	College Park Business & Industrial Dev. Auth., 4.20%, 9/1/30	55,547
85,000	County of St. Clair IL, 5.40%, 12/30/28	91,720
75,000	Denver Health & Hospital Authority, 2.95%, 12/1/18	75,348
50,000	Energy Northwest, 2.15%, 7/1/18	50,705
50,000	Macomb Interceptor Drain Drainage District, 5.50%, 5/1/30	53,592
45,000	New Hampshire Housing Finance Authority, 4.00%, 7/1/35	46,695
50,000	Pasco County School Board, 5.00%, 12/1/37	51,375
75,000	Texas St. Pub. Fin. Auth. Charter Sch. Fin. Rev., 8.75%, 8/15/27	83,728

		508,710

U.S. Government / Federal Agency Securities - 4.3%
	U.S. Treasury Note:
100,000	0.08%, 1/31/16 [1]	99,973
140,000	1.00%, 12/15/17	139,672
50,000	1.13%, 4/30/20	48,512
225,000	2.75%, 11/15/42	224,771
	U.S. Treasury Strips:
200,000	2.85%, 11/15/23 [6]	163,778
100,000	4.22%, 2/15/36 [6]	59,284

		735,990

Total Bonds (cost: $5,554,239)		5,689,845

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Fair Value ($)

Total Investments in Securities - 96.3% (cost: $12,133,676)		16,304,583
Other Assets and Liabilities, net - 3.7%		619,487

Total Net Assets - 100.0%		$16,924,070

*	Non-income producing security.

[1]	Variable rate security. Rate disclosed is as of December 31, 2014.

[4]	144A Restricted Security. The total value of such securities as of December 31, 2014 was $113,840 and represented 0.7% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of December 31, 2014.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.
DECEMBER 31, 2014	9

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2014

Sit Balanced Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	10,614,738	—	—	10,614,738
Asset-Backed Securities	—	336,135	—	336,135
Collateralized Mortgage Obligations	—	826,251	—	826,251
Corporate Bonds	—	2,069,720	—	2,069,720
Federal Home Loan Mortgage Corporation	—	208,237	—	208,237
Federal National Mortgage Association	—	538,203	—	538,203
Government National Mortgage Association	—	466,599	—	466,599
Taxable Municipal Securities	—	508,710	—	508,710
U.S. Government / Federal Agency Securities	—	735,990	—	735,990

Total:	10,614,738	5,689,845	—	16,304,583

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2014	11

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a +5.58% return for the last six months of 2014, compared to the +6.12% return for the S&P 500® Index.

U.S. stocks overcame significant volatility to post sold returns during the second half of 2014. Although economic growth picked up in the U.S. after a sluggish start to the year, growth prospects in many other regions of the world deteriorated. This was a key a factor behind the significant strengthening in the U.S. dollar relative to other major currencies. The other major event in the second half of the year was the roughly 50% decline in oil prices. Given our view that there is unlikely to be a major reversal in these trends in the coming months, some opportunistic sector adjustments were made in light of these changes in the economic and corporate earnings backdrop. For example, we added exposure to all Consumer sectors (Retail Trade, Consumer Non-Durables, Consumer Services and Consumer Durables), as these sectors will likely benefit from higher levels of consumer spending against a backdrop of a sharp drop in gas prices. Conversely, since it is our view that oil prices are not likely to snap back to the $80+ level in the near to intermediate term, we reduced our exposure to energy-exposed companies in several sectors, including energy minerals, industrial services and producer manufacturing.

While higher beta, lower “quality” stocks have led the way in recent quarters, we believe relative valuations favor higher quality companies that can generate predictable earnings growth, while paying strong and consistent dividends to shareholders. To this point, 86 out of 92 holdings within the Fund raised dividend payments over the past twelve months, with an median increase of +11%.

The Fund modestly underperformed the S&P 500® Index return during the period. Stock selection in the finance sector was a primary factor, as the Fund’s holdings of Kayne Anderson and Tortoise Energy were impacted by falling energy prices, while Berkshire Hathaway (which does not pay a dividend and, therefore, is not held in the Fund) strongly outperformed the overall index. The Fund’s gross dividend yield (before deduction of Fund expenses) is 2.49% compared to 2.04% of the S&P 500® Index. Stock selection in the health technology sector was also a negative, due to weak performance from

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

St. Jude Medical and the absence of biotechnology stocks in the Fund. Biotech stocks generated strong returns during the period. On the positive side, strong performance of holdings within the retail trade, consumer durables and technology services sectors contributed positively to returns over the past six months. Key outperformers within these sectors included Home Depot, CVS Health, TJX, Snap-on, Genuine Parts, Automatic Data Processing and Microsoft.

We continue to believe that dividend-paying growth stocks are attractive in the current environment of slow economic growth and modest inflation.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2014

	Sit Dividend
	Growth Fund
			S&P 500®
	Class I	Class S	Index 1
Six Month	5.58%	5.45%	6.12%
One Year	12.12	11.79	13.69
Five Year	14.44	14.15	15.45
Ten Year	9.75	n/a	7.67
Since Inception - Class I (12/31/03)	9.85	n/a	7.96
Since Inception - Class S (3/31/06)	n/a	9.04	7.71

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/14:	$17.31	Per Share
Net Asset Value 6/30/14:	$18.69	Per Share
Total Net Assets:	$966.9	Million
Class S:
Net Asset Value 12/31/14:	$17.26	Per Share
Net Asset Value 6/30/14:	$18.63	Per Share
Total Net Assets:	$91.1	Million

Weighted Average Market Cap:	$93.2	Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Johnson & Johnson

  3. Honeywell International, Inc.

  4. Home Depot, Inc.

  5. PepsiCo, Inc.

  6. JPMorgan Chase & Co.

  7. Verizon Communications, Inc.

  8. Medtronic, Inc.

  9. Apple, Inc.

10. Intel Corp.

Based on total net assets as of December 31, 2014. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2014. Subject to change.

DECEMBER 31, 2014	13

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2014

Sit Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.3%
Commercial Services - 3.0%
97,650	Equifax, Inc.	7,896,956
81,900	Moody’s Corp.	7,846,839
204,375	Nielsen Holdings NV	9,141,694
109,196	Robert Half International, Inc.	6,374,862

		31,260,351

Communications - 2.7%
96,200	BCE, Inc.	4,411,732
507,100	Verizon Communications, Inc.	23,722,138

		28,133,870

Consumer Durables - 2.1%
76,450	Genuine Parts Co.	8,147,276
101,875	Snap-On, Inc.	13,930,388

		22,077,664

Consumer Non-Durables - 6.7%
67,150	Diageo, PLC, ADR	7,661,144
84,150	JM Smucker Co./The	8,497,467
54,925	Kimberly-Clark Corp.	6,346,034
261,925	PepsiCo, Inc.	24,767,628
75,750	Philip Morris International, Inc.	6,169,838
191,175	Procter & Gamble Co.	17,414,131

		70,856,242

Consumer Services - 3.5%
257,669	H&R Block, Inc.	8,678,293
130,500	Starbucks Corp.	10,707,525
208,975	Time Warner, Inc.	17,850,644

		37,236,462

Electronic Technology - 8.4%
190,100	Apple, Inc.	20,983,238
476,600	Applied Materials, Inc.	11,876,872
151,250	Avago Technologies, Ltd.	15,214,238
536,925	Intel Corp.	19,485,008
147,375	Qualcomm, Inc.	10,954,384
233,250	Xilinx, Inc.	10,097,392

		88,611,132

Energy Minerals - 5.0%
101,740	Chevron Corp.	11,413,193
186,300	Devon Energy Corp.	11,403,423
80,500	Marathon Petroleum Corp.	7,265,930
180,950	Occidental Petroleum Corp.	14,586,380
262,900	Suncor Energy, Inc.	8,354,962

		53,023,888

Finance - 15.8%
66,675	ACE, Ltd.	7,659,624
45,800	Alexandria Real Estate Equities, Inc.	4,064,292
103,075	Ameriprise Financial, Inc.	13,631,669

Quantity	Name of Issuer	Fair Value ($)

177,083	Ares Capital Corp.	2,763,380
168,775	Arthur J Gallagher & Co.	7,945,927
31,300	Avalonbay Communities, Inc.	5,114,107
186,950	Discover Financial Services	12,243,356
118,775	First Republic Bank	6,190,553
40,875	Goldman Sachs Group, Inc.	7,922,801
380,725	JPMorgan Chase & Co.	23,825,770
171,375	Macquarie Infrastructure Co., LLC	12,183,049
129,275	Marsh & McLennan Cos., Inc.	7,399,701
245,000	PacWest Bancorp	11,137,700
127,825	PNC Financial Services Group, Inc.	11,661,475
119,675	Prudential Financial, Inc.	10,825,800
132,875	T Rowe Price Group, Inc.	11,408,648
95,075	Validus Holdings, Ltd.	3,951,317
224,500	XL Group, PLC	7,716,065

		167,645,234

Health Services - 2.6%
197,350	Cardinal Health, Inc.	15,932,066
113,775	UnitedHealth Group, Inc.	11,501,515

		27,433,581

Health Technology - 14.7%
241,250	Abbott Laboratories	10,861,075
132,875	Becton Dickinson and Co.	18,490,885
177,150	Bristol-Myers Squibb Co.	10,457,164
80,900	Covidien, PLC	8,274,452
258,875	Johnson & Johnson	27,070,559
316,250	Medtronic, Inc.	22,833,250
275,525	Merck & Co., Inc.	15,647,065
488,025	Pfizer, Inc.	15,201,979
207,200	St. Jude Medical, Inc.	13,474,216
120,675	Zimmer Holdings, Inc.	13,686,958

		155,997,603

Industrial Services - 2.1%
133,800	Halliburton Co.	5,262,354
81,050	Helmerich & Payne, Inc.	5,464,391
52,400	Oceaneering International, Inc.	3,081,644
196,300	Republic Services, Inc.	7,901,075

		21,709,464

Process Industries - 2.9%
36,700	Agrium, Inc.	3,476,224
203,125	Archer-Daniels-Midland Co.	10,562,500
199,700	International Paper Co.	10,699,926
80,975	LyondellBasell Industries NV	6,428,605

		31,167,255

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Producer Manufacturing - 9.5%
49,375	3M Co.	8,113,300
55,150	Cummins, Inc.	7,950,976
131,325	Delphi Automotive, PLC	9,549,954
86,900	Emerson Electric Co.	5,364,337
256,225	Honeywell International, Inc.	25,602,002
121,000	Illinois Tool Works, Inc.	11,458,700
48,925	Lockheed Martin Corp.	9,421,487
80,910	Raytheon Co.	8,752,035
313,425	Tyco International, PLC	13,746,820

		99,959,611

Retail Trade - 7.1%
192,600	CVS Health Corp.	18,549,306
240,725	Home Depot, Inc.	25,268,903
236,650	Macy’s, Inc.	15,559,738
235,775	TJX Cos., Inc.	16,169,450

		75,547,397

Technology Services - 4.3%
89,875	Accenture, PLC	8,026,736
94,300	Automatic Data Processing, Inc.	7,861,791
639,825	Microsoft Corp.	29,719,871

		45,608,398

Transportation - 3.2%
125,650	Ryder System, Inc.	11,666,602
115,450	Union Pacific Corp.	13,753,558
76,475	United Parcel Service, Inc.	8,501,726

		33,921,886

Quantity	Name of Issuer	Fair Value ($)

Utilities - 4.7%
290,600	CenterPoint Energy, Inc.	6,808,758
265,175	Kinder Morgan, Inc.	11,219,554
169,725	Laclede Group, Inc.	9,029,370
104,450	NextEra Energy, Inc.	11,101,990
227,900	Wisconsin Energy Corp.	12,019,446

		50,179,118

Total Common Stocks (cost: $844,729,346)		1,040,369,156

Investment Companies - 1.5%
259,936	Kayne Anderson MLP Investment Co.	9,924,356
123,425	Tortoise Energy Infrastructure Corp.	5,402,312

Total Investment Companies (cost: $13,663,984)		15,326,668

Total Investments in Securities - 99.8% (cost: $858,393,330)		1,055,695,824
Other Assets and Liabilities, net - 0.2%		2,416,173

Total Net Assets - 100.0%		$1,058,111,997

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

LLC — Limited Liability Company

MLP — Master Limited Partnership

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks **	1,040,369,156	—	—	1,040,369,156
Investment Companies	15,326,668	—	—	15,326,668

Total:	1,055,695,824	—	—	1,055,695,824

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2014	15

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Global equity markets delivered mixed returns over the six-month period ending December 31, 2014. The U.S. equity markets appreciated in the mid-single digits, while international markets were down in the mid-single digits. Although there is clear evidence of strengthening in the U.S. economic recovery, we believe growth will remain at subpar levels. It appears that the Euro Area will undergo another year of lackluster economic growth in 2015. We also remain cautious on the Japanese economy’s future growth prospects. We continue to expect the Chinese economy to stabilize. For the last six months of 2014, the Sit Global Dividend Fund Class I appreciated +0.14%, outperforming the MSCI World Index, which was down -1.17%. Within the Index, the information technology, health care and consumer discretionary sectors had the strongest returns, while the energy and material sectors were down double digits. Regionally, North America was the sole region with positive performance. The weakest region was Europe.

Contributing most favorably to relative performance in the last six months were the Fund’s holdings in the consumer discretionary sector. The positive stock selection in retailing stocks such as Home Depot, NIKE, TJX Companies, Macy’s and Burberry helped meaningfully. The Fund’s underweight position modestly detracted from the sector’s relative performance. The Fund’s underweight in the energy sector and positive stock selection led the energy sector to be the next best relative contributor to performance. The holding in Marathon Petroleum boosted the energy sector performance. Positive stock selection in the information technology sector also helped relative performance. Holdings such as Avago Technologies, Automatic Data Processing, and Applied Materials contributed positively to absolute and relative performance. Similar to the consumer discretionary sector, the Fund’s underweight position in information technology modestly detracted from relative performance. Conversely, the Fund’s negative stock selection effect in health care could not be offset by the positive impact from the overweight stance.

Regionally, the United States was the top contributing country in strong stock selection. The top contributing stocks in the United States were Home Depot, CVS Health, Medtronic, Cardinal Health and NIKE. Europe had the largest negative impact due to stock selection. The three energy-related stocks of Schlumberger, LyondellBasell Industries, and Seadrill (no longer owned) had the largest negative impact.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

The Fund’s gross dividend yield (before deduction of Fund expenses) is 2.82% and is approximately +36 basis points higher than the 2.46% yield of the MSCI World Index. The portfolio continues to maintain a high quality bias as measured by historical dividend growth, free cash flow yield, earnings stability, return on invested capital, free cash flow margins and debt levels. Importantly, despite this high quality bias, the portfolio is attractively valued compared to the Index. Dividends rose throughout 2014 and the bulk of the companies (89%) in the Fund increased their dividends in the year 2013. The average dividend increase for the year was +9.7%.

Roger J. Sit             Raymond E. Sit     Tasha M. Murdoff

Kent L. Johnson     Michael J. Stellmacher

Portfolio Managers

16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2014

	Sit Global
	Dividend
	Growth Fund		MSCI
	Class I	Class S	World Index [1]
Six Month	0.14%	0.02%	-1.17%
One Year	4.03	3.76	4.94
Five Year	9.35	9.07	10.20
Since Inception	10.30	10.02	8.37
(9/30/08)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/14:	$14.53 Per Share
Net Asset Value 6/30/14:	$15.74 Per Share
Total Net Assets:	$24.0 Million
Class S:
Net Asset Value 12/31/14:	$14.52 Per Share
Net Asset Value 6/30/14:	$15.72 Per Share
Total Net Assets:	$5.7 Million

Weighted Average Market Cap:	$102.7 Billion

TOP 10 HOLDINGS

  1. Medtronic, Inc.

  2. Verizon Communications, Inc.

  3. Roche Holding AG

  4. Diageo, PLC, ADR

  5. Seven & I Holdings Co., Ltd.

  6. Johnson & Johnson

  7. Nestle SA

  8. Chevron Corp.

  9. Cardinal Health, Inc.

10. DS Smith, PLC

Based on total net assets as of December 31, 2014. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2014. Subject to change.

DECEMBER 31, 2014	17

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2014

Sit Global Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 90.2%
Asia - 5.4%
Australia - 0.4%
4,550	Westpac Banking Corp., ADR	122,395

China/Hong Kong - 1.3%
8,500	HSBC Holdings, PLC, ADR	401,455

Japan - 2.2%
17,900	Seven & I Holdings Co., Ltd.	643,887

Singapore - 1.5%
4,400	Avago Technologies, Ltd.	442,596

Europe - 28.7%
Belgium - 1.5%
3,975	Anheuser-Busch InBev NV, ADR	446,472

France - 3.7%
5,120	BNP Paribas SA	302,255
18,300	GDF Suez	426,740
4,425	Schlumberger, Ltd.	377,939

		1,106,934

Germany - 2.6%
1,965	Allianz SE	325,456
3,800	Siemens AG	426,377

		751,833

Ireland - 1.8%
2,400	Accenture, PLC	214,344
3,050	Covidien, PLC	311,954

		526,298

Italy - 0.6%
8,615	Azimut Holding SpA	187,156

Netherlands - 2.5%
4,675	LyondellBasell Industries NV	371,148
8,200	Nielsen Holdings NV	366,786

		737,934

Spain - 1.2%
37,500	Banco Bilbao Vizcaya Argentaria SA, ADR	352,125

Switzerland - 7.0%
1,900	ACE, Ltd.	218,272
4,510	Adecco SA	310,014
8,150	Nestle SA	594,143
2,575	Roche Holding AG	697,676
125	SGS SA	255,246

		2,075,351

United Kingdom - 7.8%
139,700	Barclays, PLC	525,181
10,090	Burberry Group, PLC	256,001
4,400	Delphi Automotive, PLC	319,968

Quantity	Name of Issuer	Fair Value ($)

5,850	Diageo, PLC, ADR	667,426
109,890	DS Smith, PLC	547,998

		2,316,574

North America - 56.1%
Canada - 2.4%
9,600	BCE, Inc.	440,256
8,200	Suncor Energy, Inc.	260,596

		700,852

United States - 53.7%
1,550	3M Co.	254,696
1,600	Ameriprise Financial, Inc.	211,600
4,900	Apple, Inc.	540,862
5,900	Applied Materials, Inc.	147,028
8,400	Arthur J Gallagher & Co.	395,472
2,150	Automatic Data Processing, Inc.	179,246
8,000	Bristol-Myers Squibb Co.	472,240
6,800	Cardinal Health, Inc.	548,964
16,900	CenterPoint Energy, Inc.	395,967
5,150	Chevron Corp.	577,727
3,700	CVS Health Corp.	356,347
4,900	Discover Financial Services	320,901
4,175	Emerson Electric Co.	257,724
4,100	Home Depot, Inc.	430,377
4,800	Honeywell International, Inc.	479,616
7,500	Intel Corp.	272,175
4,900	International Paper Co.	262,542
5,900	Johnson & Johnson	616,963
7,400	JPMorgan Chase & Co.	463,092
6,750	Kinder Morgan, Inc.	285,592
2,325	Lockheed Martin Corp.	447,725
6,000	Macy’s, Inc.	394,500
2,900	Marathon Petroleum Corp.	261,754
3,600	Marsh & McLennan Cos., Inc.	206,064
10,600	Medtronic, Inc.	765,320
9,500	Microsoft Corp.	441,275
4,000	NIKE, Inc.	384,600
3,850	Occidental Petroleum Corp.	310,348
4,500	PepsiCo, Inc.	425,520
3,100	Philip Morris International, Inc.	252,495
3,650	Procter & Gamble Co.	332,478
4,200	Prudential Financial, Inc.	379,932
2,800	Qualcomm, Inc.	208,124
1,525	Snap-On, Inc.	208,529
5,600	St. Jude Medical, Inc.	364,168
4,950	Starbucks Corp.	406,148
4,500	Time Warner, Inc.	384,390
3,250	TJX Cos., Inc.	222,885
1,800	Union Pacific Corp.	214,434
2,800	United Parcel Service, Inc.	311,276
2,450	United Technologies Corp.	281,750

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

2,800	US Bancorp	125,860
15,100	Verizon Communications, Inc.	706,378
9,600	Xilinx, Inc.	415,584

		15,920,668

Total Common Stocks (cost: $24,135,346)		26,732,530

Investment Companies - 1.0%
8,000	Kayne Anderson MLP Investment Co.	305,440

(cost: $254,428)

Total Investments in Securities - 91.2% (cost: $24,389,774)		27,037,970
Other Assets and Liabilities, net - 8.8%		2,602,467

Total Net Assets - 100.0%		$29,640,437

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

ADR — American Depositary Receipt

MLP — Master Limited Partnership

PLC — Public Limited Company

See accompanying notes to financial statements.
DECEMBER 31, 2014	19

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2014

Sit Global Dividend Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	122,395	—	—	122,395
Belgium	446,472	—	—	446,472
Canada	700,852	—	—	700,852
China/Hong Kong	401,455	—	—	401,455
France	377,939	728,995	—	1,106,934
Germany	—	751,833	—	751,833
Ireland	526,298	—	—	526,298
Italy	—	187,156	—	187,156
Japan	—	643,887	—	643,887
Netherlands	737,934	—	—	737,934
Singapore	442,596	—	—	442,596
Spain	352,125	—	—	352,125
Switzerland	218,272	1,857,079	—	2,075,351
United Kingdom	987,394	1,329,180	—	2,316,574
United States	15,920,668	—	—	15,920,668
	21,234,400	5,498,130	—	26,732,530
Investment Companies	305,440	—	—	305,440

Total:	21,539,840	5,498,130	—	27,037,970

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2014	21

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Sit Large Cap Growth Fund’s six-month return was +6.63%, compared to the +6.34% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was +6.12%.

U.S stocks overcame significant volatility in recent months to post solid gains during the second half of 2014. There were clearly some striking developments in the global economy in recent months, including a surge in the value of the U.S. dollar and an almost 50% decline in the price of oil since mid-2014. While the impact of this volatility will play out in the markets – and corporate earnings – in the coming months, portfolios have been somewhat repositioned based on these developments. Specifically, we have recently reduced the weighting of our energy holdings, as low commodity prices will result in significantly lower earnings, and, relatedly, we have cut back our positions in equipment companies servicing the energy sector, particularly in the industrial service and producer manufacturing sectors. Conversely, we have increased weightings in the health technology and technology service sectors, as we believe companies in these groups can deliver above-average earnings growth in an environment of moderate growth for the overall economy. Regardless of sector, our investment emphasis remains on high quality companies that can generate predictable earnings growth, even in volatile economic conditions.

Relative to the Russell 1000® Growth Index, the Fund’s strong performance was positively impacted by stock selection in the consumer services, retail trade and health services sectors. Visa, Time Warner, CVS Health, TJX, UnitedHealth, HCA and Express Scripts were among the key outperformers within these sectors. Conversely, the Fund’s return was negatively impacted by holdings in the technology services, producer manufacturing and energy minerals sectors. Individual stocks in these groups that contributed most negatively to returns included Facebook, Priceline, Google, Trinity Industries, Eaton, Continental Resources and Gulfport Energy. The best-performing stocks over the period were Regeneron Pharmaceuticals (+45% six-month gain) and Avago Technologies (+41%), while

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

Continental Resources (-51%) and 3D Systems (- 47%) were the worst performers.

We remain enthusiastic about the long-term outlook for companies held in the Fund based on attractive valuations and sustainable earnings growth potential.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2014

		Russell
	Sit Large	1000®	Russell
	Cap Growth	Growth	1000®
	Fund	Index [1]	Index [2]
Six Month	6.63%	6.34%	5.56%
One Year	10.97	13.05	13.24
Five Year	12.48	15.81	15.64
Ten Year	7.62	8.49	7.96
Since Inception [3] (9/2/82)	10.07	11.16	12.00

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 12/31/14:	$45.51 Per Share
Net Asset Value 6/30/14:	$52.51 Per Share
Total Net Assets:	$174.8 Million
Weighted Average Market Cap:	$119.5 Billion

TOP 10 HOLDINGS

  1. Apple, Inc.

  2. Google, Inc.

  3. Gilead Sciences, Inc.

  4. Visa, Inc.

  5. Microsoft Corp.

  6. CVS Caremark Corp.

  7. PepsiCo, Inc.

  8. Home Depot, Inc.

  9. Union Pacific Corp.

10. Ecolab, Inc.

Based on total net assets as of December 31, 2014. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2014. Subject to change.

DECEMBER 31, 2014	23

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2014

Sit Large Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 99.1%
Commercial Services - 2.0%
21,600	Equifax, Inc.	1,746,792
30,600	Robert Half International, Inc.	1,786,428

		3,533,220

Communications - 2.6%
13,300	SBA Communications Corp. *	1,473,108
66,800	Verizon Communications, Inc.	3,124,904

		4,598,012

Consumer Durables - 0.8%
9,800	Polaris Industries, Inc.	1,482,152

Consumer Non-Durables - 7.1%
21,800	Michael Kors Holdings, Ltd. *	1,637,180
25,000	NIKE, Inc.	2,403,750
41,800	PepsiCo, Inc.	3,952,608
18,600	Philip Morris International, Inc.	1,514,970
31,800	Procter & Gamble Co.	2,896,662

		12,405,170

Consumer Services - 6.9%
26,400	H&R Block, Inc.	889,152
32,700	Starbucks Corp.	2,683,035
23,175	Time Warner, Inc.	1,979,608
54,500	Twenty-First Century Fox, Inc.	2,093,072
17,000	Visa, Inc.	4,457,400

		12,102,267

Electronic Technology - 11.7%
76,475	Apple, Inc.	8,441,310
94,800	Applied Materials, Inc.	2,362,416
24,700	Avago Technologies, Ltd.	2,484,573
52,000	Ciena Corp. *	1,009,320
42,300	EMC Corp.	1,258,002
58,500	Intel Corp.	2,122,965
30,800	Qualcomm, Inc.	2,289,364
12,500	Xilinx, Inc.	541,125

		20,509,075

Energy Minerals - 2.8%
30,200	Continental Resources, Inc. *	1,158,472
9,300	EOG Resources, Inc.	856,251
13,800	Gulfport Energy Corp. *	576,012
13,130	Marathon Petroleum Corp.	1,185,115
12,900	Occidental Petroleum Corp.	1,039,869

		4,815,719

Finance - 3.3%
7,500	Goldman Sachs Group, Inc.	1,453,725
31,800	JPMorgan Chase & Co.	1,990,044

Quantity	Name of Issuer	Fair Value ($)

16,700	Marsh & McLennan Cos., Inc.	955,908
14,900	T Rowe Price Group, Inc.	1,279,314

		5,678,991

Health Services - 3.5%
19,600	Express Scripts Holding Co. *	1,659,532
11,900	McKesson Corp.	2,470,202
19,300	UnitedHealth Group, Inc.	1,951,037

		6,080,771

Health Technology - 17.3%
7,500	Actavis, PLC *	1,930,575
8,500	Alexion Pharmaceuticals, Inc. *	1,572,755
13,400	Allergan, Inc.	2,848,706
28,800	Bristol-Myers Squibb Co.	1,700,064
21,900	Celgene Corp. *	2,449,734
27,000	Covidien, PLC	2,761,560
50,200	Gilead Sciences, Inc. *	4,731,852
18,800	Johnson & Johnson	1,965,916
42,500	Medtronic, Inc.	3,068,500
20,200	Mylan, Inc./PA *	1,138,674
2,400	Regeneron Pharmaceuticals, Inc. *	984,600
35,600	St. Jude Medical, Inc.	2,315,068
11,900	Thermo Fisher Scientific, Inc.	1,490,951
11,775	Zimmer Holdings, Inc.	1,335,520

		30,294,475

Industrial Services - 1.2%

23,700	Schlumberger, Ltd.	2,024,217

Process Industries - 3.0%
30,000	Ecolab, Inc.	3,135,600
15,000	International Paper Co.	803,700
9,500	Praxair, Inc.	1,230,820

		5,170,120

Producer Manufacturing - 9.0%
11,400	3M Co.	1,873,248
5,500	Caterpillar, Inc.	503,415
4,800	Cummins, Inc.	692,016
26,700	Danaher Corp.	2,288,457
15,700	Delphi Automotive, PLC	1,141,704
21,800	Emerson Electric Co.	1,345,714
27,000	Honeywell International, Inc.	2,697,840
11,000	Illinois Tool Works, Inc.	1,041,700
15,300	Raytheon Co.	1,655,001
37,600	Trinity Industries, Inc.	1,053,176
12,600	United Technologies Corp.	1,449,000

		15,741,271

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Retail Trade - 7.8%
41,700	CVS Health Corp.	4,016,127
17,200	Dick’s Sporting Goods, Inc.	853,980
36,500	Home Depot, Inc.	3,831,405
15,600	Macy’s, Inc.	1,025,700
20,900	Target Corp.	1,586,519
34,500	TJX Cos., Inc.	2,366,010

		13,679,741

Technology Services - 16.6%
24,700	Accenture, PLC	2,205,957
38,200	Adobe Systems, Inc. *	2,777,140
16,800	ANSYS, Inc. *	1,377,600
42,200	Cognizant Technology Solutions Corp. *	2,222,252
30,100	Facebook, Inc. *	2,348,402
6,300	Google, Inc.-Class A *	3,343,158
6,800	Google, Inc.-Class C *	3,579,520
23,900	Informatica Corp. *	911,427
94,700	Microsoft Corp.	4,398,815
65,700	Oracle Corp.	2,954,529
2,550	priceline.com, Inc. *	2,907,536

		29,026,336

Transportation - 3.5%
14,000	Ryder System, Inc.	1,299,900

Quantity	Name of Issuer	Fair Value ($)

26,900	Union Pacific Corp.	3,204,597
13,800	United Parcel Service, Inc.	1,534,146

		6,038,643

Total Common Stocks (cost: $109,720,020)		173,180,180

Total Investments in Securities - 99.1% (cost: $109,720,020)		173,180,180
Other Assets and Liabilities, net - 0.9%		1,571,435

Total Net Assets - 100.0%		$174,751,615

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	173,180,180	—	—	173,180,180

Total:	173,180,180	—	—	173,180,180

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2014	25

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $275 million to $38.5 billion during the 12-month period ended December 31, 2014.

The Sit Mid Cap Growth Fund’s return for the second half of 2014 was +3.40%, compared to +5.07% for the Russell Midcap® Growth Index. The S&P Mid Cap 400® Index rose +2.47% during the period.

Equity markets moved solidly ahead during the second half of 2014, buoyed by continued low interest rates and some signs of improvement in the U.S. economy after a slow start to the year. Although growth prospects have improved somewhat in the domestic economy, challenges persist in many other regions of the world, particularly Japan and Europe. The overall growth for the global economy, as a whole, remains largely unchanged, as we continue to think we are in an environment of modest growth with minimal inflationary pressures. We strongly believe that an investment focus should be placed on quality growth companies in the context of a well-diversified portfolio. Our investment staff continues to identify attractive themes within many sectors, with a particular emphasis on health care. Our investment focus is on companies that innovate and provide good value – primarily through therapies, new drugs or technologies – and can ideally lower costs in a more regulated environment. While the health care sector weightings increased compared to six months ago, weightings in energy minerals, industrial services and producer manufacturing decreased. Positions in these sectors were reduced based on these sectors’ earnings risk due to falling energy prices or the slowdowns being experienced in many economies outside the U.S.

Over the past six months, while the Fund posted solid absolute returns, performance slightly lagged the return for the Russell Midcap® Growth Index. Lagging sectors over the period included consumer non-durables, producer manufacturing and process industries. In terms of individual stocks, the worst six-month performers included Continental Resources, 3D Systems, Southwestern Energy, Trinity Industries and Gulfport Energy. The top-performing sectors, in terms of relative returns, included electronic technology, energy minerals, and consumer services. Stocks that turned in strong performance over the period included Skyworks Solutions, Avago Technologies, Ulta Salon, Concur Technologies and Arcadia Healthcare. Overweighting the health technology sector was beneficial to returns over the

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

period, while an overweight position in the industrial services sector detracted from returns. This latter sector includes many energy service companies, which were hit hard by the dramatic drop in oil prices during the second half of the year.

Our research staff remains committed and focused on identifying investment opportunities that will help our shareholders achieve their investment goals over the long term.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2014

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index [1]	Russell Midcap® Index [2]
Six Month	3.40%	5.07%	4.18%
One Year	6.01	11.90	13.22
Five Year	14.74	16.94	17.19
Ten Year	8.27	9.43	9.56
Since Inception (9/2/82)	12.03	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 12/31/14:	$19.09 Per Share
Net Asset Value 6/30/14:	$21.08 Per Share
Total Net Assets:	$177.9 Million
Weighted Average Market Cap:	$18.7 Billion

TOP 10 HOLDINGS

  1. Skyworks Solutions, Inc.

  2. TJX Cos., Inc.

  3. Allergan, Inc.

  4. Avago Technologies, Ltd.

  5. Macy’s, Inc.

  6. Ecolab, Inc.

  7. Marriott International, Inc.

  8. Ultimate Software Group, Inc.

  9. priceline.com, Inc.

10. Chipotle Mexican Grill, Inc.

Based on total net assets as of December 31, 2014. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2014. Subject to change.

DECEMBER 31, 2014	27

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2014

Sit Mid Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.9%
Commercial Services - 6.0%
59,100	Cardtronics, Inc. *	2,280,078
21,300	Equifax, Inc.	1,722,531
19,100	Moody’s Corp.	1,829,971
31,200	Nielsen Holdings NV	1,395,576
31,500	Robert Half International, Inc.	1,838,970
13,900	Towers Watson & Co.	1,573,063

		10,640,189

Communications - 1.2%
19,500	SBA Communications Corp. *	2,159,820

Consumer Durables - 3.8%
16,300	Carlisle Cos., Inc.	1,470,912
15,900	Polaris Industries, Inc.	2,404,716
20,900	Snap-On, Inc.	2,857,866

		6,733,494

Consumer Non-Durables - 4.9%
52,200	Coca-Cola Enterprises, Inc.	2,308,284
14,500	G-III Apparel Group, Ltd. *	1,464,645
82,300	Iconix Brand Group, Inc. *	2,780,917
28,900	Michael Kors Holdings, Ltd. *	2,170,390

		8,724,236

Consumer Services - 7.3%
22,900	AMC Networks, Inc. *	1,460,333
4,300	Chipotle Mexican Grill, Inc. *	2,943,393
67,100	Dunkin’ Brands Group, Inc.	2,861,815
26,800	H&R Block, Inc.	902,624
53,600	Lions Gate Entertainment Corp.	1,716,272
39,532	Marriott International, Inc.	3,084,683

		12,969,120

Electronic Technology - 7.7%
23,400	3D Systems Corp. *	769,158
35,700	Avago Technologies, Ltd.	3,591,063
74,700	Ciena Corp. *	1,449,927
11,100	F5 Networks, Inc. *	1,448,162
62,400	Skyworks Solutions, Inc.	4,537,104
6,400	Synaptics, Inc. *	440,576
35,100	Xilinx, Inc.	1,519,479

		13,755,469

Energy Minerals - 2.6%
25,400	Continental Resources, Inc. *	974,344
44,700	Gulfport Energy Corp. *	1,865,778
20,805	Marathon Petroleum Corp.	1,877,859

		4,717,981

Finance - 9.2%
8,900	Affiliated Managers Group, Inc. *	1,888,936
22,100	Ameriprise Financial, Inc.	2,922,725
39,500	Arthur J Gallagher & Co.	1,859,660

Quantity	Name of Issuer	Fair Value ($)

24,700	Discover Financial Services	1,617,603
29,700	First Republic Bank	1,547,964
7,200	Intercontinentalexchange Group, Inc.	1,578,888
15,700	PacWest Bancorp	713,722
15,600	Signature Bank/New York NY *	1,964,976
26,200	T Rowe Price Group, Inc.	2,249,532

		16,344,006

Health Services - 4.1%
38,600	Acadia Healthcare Co., Inc. *	2,362,706
25,000	Express Scripts Holding Co. *	2,116,750
14,500	Stericycle, Inc. *	1,900,660
16,200	Team Health Holdings, Inc. *	931,986

		7,312,102

Health Technology - 12.6%
10,900	Actavis, PLC *	2,805,769
12,800	Alexion Pharmaceuticals, Inc. *	2,368,384
13,000	Align Technology, Inc. *	726,830
18,300	Allergan, Inc.	3,890,397
19,400	Celgene Corp. *	2,170,084
6,000	IDEXX Laboratories, Inc. *	889,620
10,300	Jazz Pharmaceuticals, PLC *	1,686,419
18,700	Mylan, Inc. *	1,054,119
33,200	St. Jude Medical, Inc.	2,158,996
20,950	Thermo Fisher Scientific, Inc.	2,624,826
14,200	Vertex Pharmaceuticals, Inc. *	1,686,960
3,275	Zimmer Holdings, Inc.	371,450

		22,433,854

Industrial Services - 2.9%
29,800	Jacobs Engineering Group, Inc. *	1,331,762
13,500	Oceaneering International, Inc.	793,935
8,850	Schlumberger, Ltd.	755,878
52,600	Waste Connections, Inc.	2,313,874

		5,195,449

Non-Energy Minerals - 0.9%
20,400	Eagle Materials, Inc.	1,551,012

Process Industries - 5.1%
8,400	Airgas, Inc.	967,512
33,300	Ecolab, Inc.	3,480,516
31,600	FMC Corp.	1,802,148
20,100	International Paper Co.	1,076,958
27,000	Scotts Miracle-Gro Co.	1,682,640

		9,009,774

Producer Manufacturing - 8.4%
37,400	AMETEK, Inc.	1,968,362
14,100	Cummins, Inc.	2,032,797
19,600	Delphi Automotive, PLC	1,425,312
23,300	Flowserve Corp.	1,394,039
33,900	Hexcel Corp. *	1,406,511
22,700	Ingersoll-Rand, PLC	1,438,953

See accompanying notes to financial statements.
28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

27,500	ITT Corp.	1,112,650
32,400	Trinity Industries, Inc.	907,524
52,400	Tyco International, PLC	2,298,264
3,500	WW Grainger, Inc.	892,115

		14,876,527

Retail Trade - 8.6%
56,900	Dick’s Sporting Goods, Inc.	2,825,085
37,000	Finish Line, Inc.	899,470
53,700	Macy’s, Inc.	3,530,775
18,300	Nordstrom, Inc.	1,452,837
59,100	TJX Cos., Inc.	4,053,078
19,500	Ulta Salon Cosmetics & Fragrance, Inc. *	2,492,880

		15,254,125

Technology Services - 8.7%
33,300	ANSYS, Inc. *	2,730,600
51,505	Aspen Technology, Inc. *	1,803,705
38,900	Cognizant Technology Solutions Corp. *	2,048,474
19,200	CommVault Systems, Inc. *	992,448
20,400	Euronet Worldwide, Inc. *	1,119,960
20,400	Informatica Corp. *	777,954
2,650	priceline.com, Inc. *	3,021,556
20,700	Ultimate Software Group, Inc. *	3,039,070

		15,533,767

Quantity	Name of Issuer	Fair Value ($)

Transportation - 3.4%
39,400	Alaska Air Group, Inc.	2,354,544
23,700	Ryder System, Inc.	2,200,545
52,300	Swift Transportation Co. *	1,497,349

		6,052,438

Utilities - 1.5%
51,500	Calpine Corp. *	1,139,695
29,700	Wisconsin Energy Corp.	1,566,378

		2,706,073

Total Common Stocks (cost: $107,793,951)		175,969,436

Total Investments in Securities - 98.9% (cost: $107,793,951)		175,969,436

Other Assets and Liabilities, net - 1.1%		1,918,669

Total Net Assets - 100.0%		$177,888,105

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	175,969,436	—	—	175,969,436

Total:	175,969,436	—	—	175,969,436

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2014	29

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($10.6 billion as of December 31, 2014).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund returned +1.87% during the second half of 2014. This compares to the six- month return of +3.31% for the Russell 2000® Growth Index and the +1.65% return for the Russell 2000® Index.

Small capitalization stocks posted modest returns over past six months. Market volatility has increased in recent months, partially driven by significant currency and commodity price swings during the period. Although we believe stocks can climb higher from here, we expect volatility to persist due to a number of factors, including the potential for Federal Reserve interest rate increases, economic challenges occurring in many regions of the world and geopolitical events. Relative to larger cap stocks, valuations for small stocks have retreated somewhat compared to this time last year. Second, since smaller companies tend to be more domestically oriented, they are somewhat more immune to economic weakness (and currency swings) occurring outside the U.S. Our investment team continues to focus on high quality, well-managed small companies that can produce strong earnings growth, even in the current slow growth environment. We currently see these opportunities in diverse sectors within the market, particularly the most heavily weighted sectors in the Fund: health technology, technology services, producer manufacturing, finance, electronic technology and health services. Each of these sectors carries a 7% or higher weighing within the Fund, reflecting our desire for diversification in what is likely to be a volatile market environment in the months ahead.

The Fund underperformed the benchmark Russell 2000® Growth Index during the second half of 2014. Relative performance was negatively by impacted by stock selection in the electronic technology and technology services sectors, an underweight position in the strong-performing health technology sector, and overweighting the weak-performing Industrial Services sector, which lagged the index return over the past six months. Conversely, the Fund benefited from strong stock selection in the energy minerals and consumer durables sectors. An overweight position in the outperforming transportation sector also contributed positively to performance.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

In terms of individual stocks, the top performers during the period included Puma Biotechnology, Isis Pharmaceuticals, Tetraphase Pharmaceuticals and Skyworks Solutions, all up more than +55% during the period. The worst six-month performers were 3D Systems, Thoratec, Web.com and Gulfport Energy.

Our research team remains highly focused on identifying long-term investment opportunities within the small cap universe. We appreciate shareholders’ continued interest in the Fund.

Roger J. Sit	Michael J. Stellmacher
Kent L. Johnson	Robert W. Sit
Portfolio Managers

30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2014

	Sit Small Cap Growth Fund	Russell 2000® Growth Index [1]	Russell 2000® Index [2]
Six Month	1.87%	3.31%	1.65%
One Year	1.46	5.60	4.89
Five Year	14.87	16.80	15.55
Ten Year	8.87	8.54	7.77
Since Inception (7/1/94)	10.97	8.05	9.62

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 12/31/14:	$55.47 Per Share
Net Asset Value 6/30/14:	$61.38 Per Share
Total Net Assets:	$99.0 Million
Weighted Average Market Cap:	$7.0 Billion

TOP 10 HOLDINGS

  1. Skyworks Solutions, Inc.

  2. Alexion Pharmaceuticals, Inc.

  3. Polaris Industries, Inc.

  4. Ultimate Software Group, Inc.

  5. Snap-On, Inc.

  6. Buffalo Wild Wings, Inc.

  7. Affiliated Managers Group, Inc.

  8. Celgene Corp.

  9. Synaptics, Inc.

10. First Republic Bank/CA

Based on total net assets as of December 31, 2014. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2014. Subject to change.

DECEMBER 31, 2014	31

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2014

Sit Small Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 99.2%
Commercial Services - 3.3%
31,500	AMN Healthcare Services, Inc. *	617,400
32,600	Cardtronics, Inc. *	1,257,708
41,700	On Assignment, Inc. *	1,384,023

		3,259,131

Communications - 1.2%
10,750	SBA Communications Corp. *	1,190,670

Consumer Durables - 4.6%
28,800	Century Communities, Inc. *	497,664
13,600	Polaris Industries, Inc.	2,056,864
14,400	Snap-On, Inc.	1,969,056

		4,523,584

Consumer Non-Durables - 3.4%
12,390	G-III Apparel Group, Ltd. *	1,251,514
47,100	Iconix Brand Group, Inc. *	1,591,509
9,800	Skechers U.S.A., Inc. *	541,450

		3,384,473

Consumer Services - 6.2%
10,700	Buffalo Wild Wings, Inc. *	1,930,066
13,600	Capella Education Co.	1,046,656
14,300	DeVry Education Group, Inc.	678,821
35,500	Dunkin’ Brands Group, Inc.	1,514,075
30,700	Lions Gate Entertainment Corp.	983,014

		6,152,632

Electronic Technology - 7.7%
12,950	3D Systems Corp. *	425,666
6,700	Ambarella, Inc. *	339,824
55,500	Ciena Corp. *	1,077,255
5,600	F5 Networks, Inc. *	730,604
49,200	Invensense, Inc. *	799,992
33,800	Skyworks Solutions, Inc.	2,457,598
26,400	Synaptics, Inc. *	1,817,376

		7,648,315

Energy Minerals - 2.6%
14,800	Carrizo Oil & Gas, Inc. *	615,680
26,600	Gulfport Energy Corp. *	1,110,284
21,600	Western Refining, Inc.	816,048

		2,542,012

Finance - 7.9%
9,000	Affiliated Managers Group, Inc. *	1,910,160
33,900	First Republic Bank/CA	1,766,868
8,700	PacWest Bancorp	395,502
13,000	Signature Bank/New York NY *	1,637,480

Quantity	Name of Issuer	Fair Value ($)

14,750	Stifel Financial Corp. *	752,545
10,900	Texas Capital Bancshares, Inc. *	592,197
17,800	Validus Holdings, Ltd.	739,768

		7,794,520

Health Services - 7.4%
24,800	Acadia Healthcare Co., Inc. *	1,518,008
20,600	Advisory Board Co. *	1,008,988
22,900	Air Methods Corp. *	1,008,287
3,800	Athenahealth, Inc. *	553,660
45,500	Healthcare Services Group, Inc.	1,407,315
9,700	Stericycle, Inc. *	1,271,476
8,900	Team Health Holdings, Inc. *	512,017

		7,279,751

Health Technology - 13.9%
11,400	Alexion Pharmaceuticals, Inc. *	2,109,342
13,400	Align Technology, Inc. *	749,194
38,300	BioCryst Pharmaceuticals, Inc. *	465,728
31,900	BioDelivery Sciences International, Inc. *	383,438
5,400	Bio-Techne Corp.	498,960
46,800	Cardiovascular Systems, Inc. *	1,407,744
16,600	Celgene Corp. *	1,856,876
39,000	Celldex Therapeutics, Inc. *	711,750
3,700	Clovis Oncology, Inc. *	207,200
20,500	Halozyme Therapeutics, Inc. *	197,825
25,600	Isis Pharmaceuticals, Inc. *	1,580,544
17,100	PerkinElmer, Inc.	747,783
3,100	Puma Biotechnology, Inc. *	586,737
16,600	Sangamo BioSciences, Inc. *	252,486
17,900	STERIS Corp.	1,160,815
3,600	Synageva BioPharma Corp. *	334,044
34,900	Tekmira Pharmaceuticals Corp. *	528,735

		13,779,201

Industrial Services - 4.2%
3,800	Core Laboratories NV	457,292
24,600	EMCOR Group, Inc.	1,094,454
51,770	Tutor Perini Corp. *	1,246,104
31,800	Waste Connections, Inc.	1,398,882

		4,196,732

Non-Energy Minerals - 0.9%
11,200	Eagle Materials, Inc.	851,536

Process Industries - 1.6%
2,300	CF Industries Holdings, Inc.	626,842
14,900	Scotts Miracle-Gro Co.	928,568

		1,555,410

See accompanying notes to financial statements.
32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Producer Manufacturing - 10.1%
19,100	AMETEK, Inc.	1,005,233
15,900	CLARCOR, Inc.	1,059,576
12,500	Crane Co.	733,750
8,700	Greenbrier Cos, Inc.	467,451
19,900	Hexcel Corp. *	825,651
16,500	IDEX Corp.	1,284,360
25,300	ITT Corp.	1,023,638
9,800	MSC Industrial Direct Co., Inc.	796,250
10,300	Proto Labs, Inc. *	691,748
9,120	RBC Bearings, Inc.	588,514
17,200	Rexnord Corp. *	485,212
11,900	Wabtec Corp.	1,033,991

		9,995,374

Retail Trade - 4.0%
8,300	Casey’s General Stores, Inc.	749,656
30,300	Dick’s Sporting Goods, Inc.	1,504,395
28,100	Finish Line, Inc.	683,111
8,200	Ulta Salon Cosmetics & Fragrance, Inc. *	1,048,288

		3,985,450

Technology Services - 12.8%
15,700	ANSYS, Inc. *	1,287,400
28,000	Aspen Technology, Inc. *	980,560
16,300	CommVault Systems, Inc. *	842,547
12,700	comScore, Inc. *	589,661
17,100	Dealertrack Technologies, Inc. *	757,701
8,000	DST Systems, Inc.	753,200
11,200	Euronet Worldwide, Inc. *	614,880
28,400	Informatica Corp. *	1,083,034
28,900	Manhattan Associates, Inc. *	1,176,808

Quantity	Name of Issuer	Fair Value ($)

18,500	Solera Holdings, Inc.	946,830
36,000	Syntel, Inc. *	1,619,280
13,500	Ultimate Software Group, Inc. *	1,982,002

		12,633,903

Transportation - 5.5%
21,400	Alaska Air Group, Inc.	1,278,864
38,100	Knight Transportation, Inc.	1,282,446
16,900	Ryder System, Inc.	1,569,165
47,500	Swift Transportation Co. *	1,359,925

		5,490,400

Utilities - 1.9%
30,200	GasLog, Ltd.	614,570
18,900	ITC Holdings Corp.	764,127
10,100	Laclede Group, Inc.	537,320

		1,916,017

Total Common Stocks (cost: $67,092,456)		98,179,111

Total Investments in Securities - 99.2% (cost: $67,092,456)		98,179,111
Other Assets and Liabilities, net - 0.8%		828,536

Total Net Assets - 100.0%		$99,007,647

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks **	98,179,111	—	—	98,179,111

Total:	98,179,111	—	—	98,179,111

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2014	33

Sit International Growth Fund

OBJECTIVE & STRATEGY

The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit International Growth Fund depreciated -9.51% for the six month period ended December 31, 2014. This compares to the MSCI EAFE Growth Index which depreciated -7.71% over the same period. Positive stock selection and a favorable currency impact within the semiconductor, materials, and pharmaceutical industries could not offset the combined negative effect of (1) stock selection in diversified financials and retailing and (2) an overweight position in energy.

On a regional basis, stock selection and a positive currency effect in the United Kingdom contributed the most to relative performance. However, returns were negatively impacted by Japanese stock selection and our significant underweight position, which prevented the Fund from fully participating in the rally of the U.S. dollar against the Japanese.

While there is certainly is no shortage of uncertainties that could negatively impact European equity performance, we enter 2015 with cautious optimism based on the premise that additional liquidity-enhancing measures by the European Central Bank, a weaker currency, and lower oil prices will be catalysts for positive corporate earnings revisions.

Europe continues to be a large absolute weight in the Fund. Regionally, we are avoiding direct exposure to Greece given the upcoming election. For the European holdings in general, the majority of the holdings earnings are driven by business outside of Europe. We are very cautious on companies with significant direct exposure to Latin America and Russia. Some holdings in the portfolios have been eliminated given the uncertainty in the aforementioned regions. While Chinese growth in slowing, in absolute terms, the country is still one of the fastest growing countries in the world and represents a large avenue of growth for the European companies. That said, many companies are modifying their strategies in regards to China and becoming more focused on profitability rather than sales growth. We’ve been gradually reducing the exposure to the UK, as we fear the prospect of rising rates will put a damper on equity market performance.

We continue to remain meaningfully underweight Japanese equities as we remain cautious on the domestic economy’s growth prospects. The Japanese economy continues to face substantial obstacles to sustained longer-term growth, and it remains unclear whether Mr. Abe

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index. This is the Fund’s primary index.

will be able to formulate and implement pro-growth reforms to place Japan on a path of sustained growth. With valuations only moderately attractive relative to other developed regions, we do not believe the risk is appropriately priced and believe an underweight position remains appropriate.

Within our allocation of Japanese equities, we continue to prefer companies with exposure to overseas sources of demand and defensive domestic consumption names. Multinationals and exporters should benefit from relatively stronger demand in overseas markets as well as from the weakened yen. Domestically, we prefer defensive consumption names, such as food retailers and tobacco companies, which will hold up well in a subdued demand environment.

Roger J. Sit            Tasha M. Murdoff

Portfolio Managers

34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2014

	Sit International Growth Fund	MSCI EAFE Growth Index [1]	MSCI EAFE Index [2]
Six Month	-9.51%	-7.71%	-9.24%
One Year	-7.88	-4.43	-4.90
Five Year	4.67	6.19	5.33
Ten Year	3.33	4.91	4.43
Since Inception (11/1/91)	3.88	4.11	5.36

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index.

2 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l Growth Fund	MSCI EAFE Growth Index
Europe	69.2%	66.2%
Asia	25.2%	33.3%
Other	3.6%	0.5%
Cash & Other Net Assets	2.0%	—

Based on total net assets as of December 31, 2014. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/14:	$15.52 Per Share
Net Asset Value 6/30/14:	$17.44 Per Share
Total Net Assets:	$21.1 Million
Weighted Average Market Cap:	$62.5 Billion

TOP 10 HOLDINGS

  1. Nestle SA

  2. Diageo, PLC, ADR

  3. Covidien, PLC

  4. Roche Holding AG

  5. Novartis AG.

  6. DS Smith, PLC

  7. Seven & I Holdings Co., Ltd.

  8. Siemens AG

  9. British American Tobacco, PLC

10. Barclays, PLC

Based on total net assets as of December 31, 2014. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2014. Subject to change.

DECEMBER 31, 2014	35

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2014

Sit International Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 97.0%
Africa/Middle East - 0.7%
South Africa - 0.7%
7,580	MTN Group, Ltd.	144,191

Asia - 24.2%
Australia - 2.1%
9,090	BHP Billiton, Ltd.	214,912
8,700	Westpac Banking Corp., ADR	234,030

		448,942

China/Hong Kong - 5.3%
1,525	Alibaba Group Holding, Ltd., ADR *	158,508
7,700	Hong Kong Exchanges & Clearing, Ltd.	169,991
26,550	HSBC Holdings, PLC	252,463
27,000	Hutchison Whampoa, Ltd.	308,652
15,600	Tencent Holdings, Ltd.	225,715

		1,115,329

Japan - 14.4%
13,000	Ajinomoto Co., Inc.	242,020
13,500	Asics Corp.	325,017
16,800	Astellas Pharma, Inc.	233,891
27,000	Daicel Corp.	315,373
18,300	Inpex Corp.	203,733
6,600	Makita Corp.	297,409
13,100	Seven & I Holdings Co., Ltd.	471,225
800	SMC Corp.	209,779
5,700	Sumitomo Mitsui Financial Group, Inc.	206,071
8,700	Suzuki Motor Corp.	260,716
11,800	Terumo Corp.	267,816

		3,033,050

Singapore - 1.7%
3,600	Avago Technologies, Ltd.	362,124

South Korea - 0.7%
3,550	Shinhan Financial Group Co., Ltd.	142,693

Europe - 69.2%
Belgium - 1.8%
3,400	Anheuser-Busch InBev NV, ADR	381,888

Denmark - 2.7%
14,700	Gn Store Nord A/S	321,163
6,070	Novo Nordisk A/S	256,760

		577,923

France - 8.8%
6,160	BNP Paribas SA	363,651
3,300	Dassault Systemes SA	201,236
1,050	Eurofins Scientific SE	268,015
13,000	GDF Suez	303,148
3,400	Ingenico	358,152
4,350	Schlumberger, Ltd.	371,534

		1,865,736

Quantity	Name of Issuer	Fair Value ($)

Germany - 8.9%
2,235	Allianz SE	370,176
6,000	GEA Group AG	263,798
1,780	Linde AG	327,881
4,800	Norma Group SE	229,109
675	Rational AG	211,501
4,150	Siemens AG	465,647

		1,868,112

Ireland - 4.4%
1,525	Actavis, PLC *	392,550
5,150	Covidien, PLC	526,742

		919,292

Italy - 1.0%

9,685	Azimut Holding SpA	210,401

Netherlands - 5.9%
2,150	ASML Holding NV	231,834
31,950	ING Groep NV *	412,784
3,325	LyondellBasell Industries NV	263,972
7,500	Nielsen NV	335,475

		1,244,065

Spain - 4.2%
25,400	Banco Bilbao Vizcaya Argentaria SA, ADR	238,506
9,500	Grifols SA, ADR	322,905
11,700	Inditex SA	333,748

		895,159

Switzerland - 11.9%
3,150	Adecco SA	216,529
9,995	Credit Suisse Group AG, ADR	250,675
9,670	Nestle SA	704,953
5,275	Novartis AG	489,222
1,940	Roche Holding AG	525,628
105	SGS SA	214,407
230	Swatch Group AG	102,179

		2,503,593

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

United Kingdom - 19.6%
113,300	Barclays, PLC	425,933
7,420	Bellway, PLC	222,539
8,500	British American Tobacco, PLC	460,624
10,375	Burberry Group, PLC	263,232
5,000	Delphi Automotive, PLC	363,600
6,000	Diageo, PLC, ADR	684,540
94,680	DS Smith, PLC	472,149
27,100	Essentra, PLC	307,209
3,440	Indivior, PLC *	8,010
3,440	Reckitt Benckiser Group, PLC	278,620
3,500	Royal Dutch Shell, PLC, ADR	234,325
2,700	Royal Dutch Shell, PLC, ADR	187,811
3,290	Shire, PLC	233,262

		4,141,854

North America - 2.9%
Bermuda - 0.6%
6,800	GasLog, Ltd.	138,379

Canada - 1.3%
5,800	BCE, Inc.	265,988

United States - 1.0%
3,800	Euronet Worldwide, Inc. *	208,620

Total Common Stocks (cost: $18,819,428)		20,467,339

Investment Companies - 1.0%
7,300	iShares MSCI India ETF	219,657

(cost: $218,794)

Total Investments in Securities - 98.0% (cost: $19,038,222)		20,686,996
Other Assets and Liabilities, net - 2.0%		417,460

Total Net Assets - 100.0%		$21,104,456

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.
DECEMBER 31, 2014	37

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2014

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	234,030	214,912	—	448,942
Belgium	381,888	—	—	381,888
Bermuda	138,379	—	—	138,379
Canada	265,988	—	—	265,988
China/Hong Kong	158,508	956,821	—	1,115,329
Denmark	—	577,923	—	577,923
France	371,534	1,494,202	—	1,865,736
Germany	—	1,868,112	—	1,868,112
Ireland	919,292	—	—	919,292
Italy	—	210,401	—	210,401
Japan	—	3,033,050	—	3,033,050
Netherlands	831,281	412,784	—	1,244,065
Singapore	362,124	—	—	362,124
South Africa	—	144,191	—	144,191
South Korea	—	142,693	—	142,693
Spain	561,411	333,748	—	895,159
Switzerland	250,675	2,252,918	—	2,503,593
United Kingdom	1,470,276	2,671,578	—	4,141,854
United States	208,620	—	—	208,620
Investment Companies	219,657	—	—	219,657

Total:	6,373,663	14,313,333	—	20,686,996

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2014	39

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit Developing Markets Growth Fund slightly underperformed the MSCI Emerging Markets Index over the last six months, falling -9.64% versus -8.99% for the Index. Emerging markets’ performance were affected by a slowdown in China’s economy, weaker economic growth in Europe, political/economic uncertainty in Greece, and lower oil prices. China’s economy has been the growth engine for world growth. India’s economy is gaining strength from the agricultural sector and inflation is falling because of lower oil and food prices. South Korea’s economy continues to be weak, prompting the government to stimulate growth through a tax revision bill and interest rate cuts. The Fund’s strategy continues to be conservative in nature versus the Index and is comprised of high-quality companies with strong, experienced management teams, leading market positions, healthy balance sheets, good cash flow generation, and sustainable earnings and revenue growth.

The Asia Pacific ex-Japan region contributed negative relative underperformance, largely due to our overweight in China stocks. Positive stock selection in Brazil, India, and Thailand and underweighting in Russia and Greece added to relative performance. However, the exposure to Brazil, Taiwan, and Australia hurt relative performance.

The software & services (Bitauto), technology hardware (Nice Systems) and insurance (China Life) sectors helped contribute to relative outperformance. Retailing (OSIM, sold during the fourth quarter), utilities (ENN Energy), and food & staples (Pao de Acucar) had the most negative impact on relative underperformance due to poor stock selection.

The Fund’s overweight in the consumer discretionary industry had a mixed result on relative performance, being positive for media, but negative for automobiles. Banks and pharmaceuticals contributed negatively, as the Fund was underweight relative to the Index.

In China, we continue to like the consumer, banks, insurance, and utilities sectors. We remain positive on the Chinese internet and e-commerce names. With China’s economy slowing, the government is taking steps to support growth through interest rate cuts, reforms such as opening up the capital account through the Shanghai-Hong Kong Connect, and budget plans to make local borrowing more accountable. We also like the markets of India, Indonesia, Malaysia,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

and Thailand on stronger economic growth. Lower inflation in India should allow them to lower interest rates. In Latin America, stronger economic growth will be driven by Mexico. Mexico’s GDP will benefit from the U.S. economic recovery and Mexico’s energy reform. An improving economy and lower energy prices should further increase industrial property expansion and domestic spending. Brazil’s economy is teetering on a recession, affected by a slowdown in domestic demand, rising unemployment, weak commodity exports, high inflation, high interest rates, and soaring budget deficit. The Mexican investment strategy is focused on consumer plays and industrial properties. In Brazil, the investments are defensive, with a concentration in consumer staples, telecoms, and global-leading exporters.

Roger J. Sit

Raymond E. Sit

Portfolio Managers

40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of December 31, 2014
	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index [1]	MSCI Emerging Markets Growth Index [2]
Six Month	-9.64%	-8.99%	-6.96%
One Year	-7.79	-4.63	-2.20
Five Year	-0.77	-0.68	1.01
Ten Year	6.37	5.84	6.17
Since Inception (7/1/94)	4.05	3.43	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

2 MSCI Emerging Markets Growth Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of growth oriented emerging market stocks.

FUND DIVERSIFICATION - BY REGION
	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	69.1%	66.4%
Latin America	18.4%	16.5%
Africa/Middle East	10.8%	9.7%
Europe	—	7.4%
Cash & Other Net Assets	1.7%	—

Based on total net assets as of December 31, 2014. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/14:	$14.45 Per Share
Net Asset Value 6/30/14:	$17.48 Per Share
Total Net Assets:	$9.4 Million
Weighted Average Market Cap:	$44.3 Billion

TOP 10 HOLDINGS

1. Tencent Holdings, Ltd.
2. Samsung Electronics Co., Ltd.
3. Embraer SA, ADR
4. Shinhan Financial Group Co., Ltd.
5. Naspers, Ltd.
6. Ambev SA, ADR
7. ICICI Bank, Ltd., ADR
8. China Life Insurance Co., Ltd., ADR
9. Taiwan Semiconductor Co.
10. Astra International Tbk PT

Based on total net assets as of December 31, 2014. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2014. Subject to change.

DECEMBER 31, 2014	41

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2014

Sit Developing Markets Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 96.3%
Africa/Middle East - 10.8%
Israel - 1.5%
2,800	NICE Systems, Ltd., ADR	141,820

South Africa - 9.3%
6,410	Bidvest Group, Ltd.	167,582
9,850	MTN Group, Ltd.	187,372
2,755	Naspers, Ltd.	356,374
4,300	Sasol, Ltd., ADR	163,271

		874,599

Asia - 67.1%
Australia - 2.4%
3,950	BHP Billiton, Ltd., ADR	186,914
815	Rio Tinto, Ltd.	38,208

		225,122

China/Hong Kong - 27.8%
675	Alibaba Group Holding, Ltd., ADR *	70,160
2,800	Bitauto Holdings, Ltd., ADR *	197,148
5,100	China Life Insurance Co., Ltd., ADR	299,421
41,000	China Mengniu Dairy Co., Ltd.	168,823
3,150	China Mobile, Ltd., ADR	185,283
80,000	China Oilfield Services, Ltd.	138,133
268,500	China ZhengTong Auto Services, Ltd.	118,991
1,650	CNOOC, Ltd., ADR	223,476
34,000	ENN Energy Holdings, Ltd.	192,349
20,000	Hengan International Group Co., Ltd.	208,524
3,900	JD.com, Inc., ADR *	90,246
6,800	New Oriental Education & Tech. Group, ADR *	138,788
52,000	PetroChina Co., Ltd.	57,725
725	PetroChina Co., Ltd., ADR	80,445
30,600	Tencent Holdings, Ltd.	442,749

		2,612,261

India - 5.1%
26,000	ICICI Bank, Ltd., ADR	300,300
4,350	Tata Motors, Ltd., ADR	183,918

		484,218

Indonesia - 2.5%
398,500	Astra International Tbk PT	237,659

Malaysia - 1.0%
5,100	British American Tobacco Malaysia	94,456

Singapore - 1.6%
10,000	DBS Group Holdings, Ltd.	154,813

Quantity	Name of Issuer	Fair Value ($)

South Korea - 14.1%
8,485	Cheil Worldwide, Inc. *	132,777
2,500	CJ CGV Co., Ltd.	122,366
485	E-Mart Co., Ltd.	89,753
625	Hyundai Motor Co.	95,473
4,787	Industrial Bank of Korea	61,238
1,100	POSCO, ADR	70,191
320	Samsung Electronics Co., Ltd.	384,718
9,100	Shinhan Financial Group Co., Ltd.	365,776

		1,322,292

Taiwan - 5.8%
82,086	Cathay Financial Holding Co., Ltd.	121,293
27,150	Hon Hai Precision Industry Co., Ltd., GDR	152,312
62,482	Taiwan Semiconductor Co.	275,263

		548,868

Thailand - 3.5%
18,900	Advanced Info Service PCL	143,322
31,800	Bangkok Bank PCL	188,927

		332,249

Turkey - 3.3%
7,100	BIM Birlesik Magazalar A/S	151,833
19,000	Tav Havalimanlari Holding A/S	155,110

		306,943

Latin America - 18.4%
Brazil - 15.2%
53,700	Ambev SA, ADR	334,014
13,601	Banco Bradesco SA	179,385
4,300	Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	158,369
10,250	Embraer SA, ADR	377,815
15,800	Petrobras	59,558
18,400	Qualicorp SA *	192,431
4,150	Telefonica Brasil SA, ADR	73,371
6,800	Vale SA, ADR	55,623

		1,430,566

Chile - 1.3%
5,950	Banco Santander Chile, ADR	117,339

Mexico - 0.9%
2,600	Grupo Televisa SA, ADR	88,555

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Peru - 1.0%
3,400	Southern Copper Corp.	95,883

Total Common Stocks (cost: $7,470,806)		9,067,643

Investment Companies - 2.0%
6,100	iShares MSCI India ETF	183,549

(cost: $179,956)

Total Investments in Securities - 98.3% (cost: $7,650,762)		9,251,192
Other Assets and Liabilities, net - 1.7%		160,760

Total Net Assets - 100.0%		$9,411,952

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

See accompanying notes to financial statements.
DECEMBER 31, 2014	43

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2014

Sit Developing Markets Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	186,914	38,208	—	225,122
Brazil	1,430,566	—	—	1,430,566
Chile	117,339	—	—	117,339
China/Hong Kong	1,284,967	1,327,294	—	2,612,261
India	484,218	—	—	484,218
Indonesia	—	237,659	—	237,659
Israel	141,820	—	—	141,820
Malaysia	—	94,456	—	94,456
Mexico	88,555	—	—	88,555
Peru	95,883	—	—	95,883
Singapore	—	154,813	—	154,813
South Africa	163,271	711,328	—	874,599
South Korea	70,191	1,252,101	—	1,322,292
Taiwan	152,312	396,556	—	548,868
Thailand	—	332,249	—	332,249
Turkey	—	306,943	—	306,943
Investment Companies	183,549	—	—	183,549

Total:	4,399,585	4,851,607	—	9,251,192

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2014	45

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

December 31, 2014

		Sit	Sit Global
	Sit	Dividend	Dividend
	Balanced	Growth	Growth
	Fund	Fund	Fund
ASSETS
Investments in securities, at identified cost	$12,133,676	$858,393,330	$24,389,774

Investments in securities, at fair value - see accompanying schedule for detail	$16,304,583	$1,055,695,824	$27,037,970
Cash in bank on demand deposit	708,522	2,856,364	3,342,612
Accrued interest and dividends receivable	53,071	1,499,095	51,608
Receivable for investment securities sold	86,411	9,266,743	—
Receivable for Fund shares sold	3,916	1,571,085	—

Total assets	17,156,503	1,070,889,111	30,432,190

LIABILITIES
Payable for investment securities purchased	218,452	10,546,841	760,584
Payable for Fund shares redeemed	—	1,265,851	1,916
Accrued investment management fees and advisory fees	13,981	944,803	28,388
Accrued 12b-1 fees (Class S)	—	19,619	865

Total liabilities	232,433	12,777,114	791,753

Net assets applicable to outstanding capital stock	$16,924,070	$1,058,111,997	$29,640,437

Net assets consist of:
Capital (par value and paid-in surplus)	$12,716,541	$818,782,739	$26,695,410
Undistributed (distributions in excess of) net investment income	2,034	21,863	5,147
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	34,588	42,004,901	293,325
Unrealized appreciation (depreciation) on investments and foreign currency transactions	4,170,907	197,302,494	2,646,555

	$16,924,070	$1,058,111,997	$29,640,437

Outstanding shares:
Common Shares (Class I) *	799,340	55,860,646	1,649,884

Common Shares (Class S) *	—	5,283,060	389,652

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$16,924,070	$966,928,149	$23,980,855

Common Shares (Class S) *	—	91,183,848	5,659,582

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$21.17	$17.31	$14.53

Common Shares (Class S) *	—	$17.26	$14.52

* Dividend Growth and Global Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.
46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit	Sit	Sit	Sit	Sit Developing
Large Cap	Mid Cap	Small Cap	International	Markets
Growth	Growth	Growth	Growth	Growth
Fund	Fund	Fund	Fund	Fund

$109,720,020	$107,793,951	$67,092,456	$19,038,222	$7,650,762

$173,180,180	$175,969,436	$98,179,111	$20,686,996	$9,251,192
1,268,117	2,180,847	1,350,362	378,533	171,364
165,362	59,919	15,805	84,231	4,659
1,670,430	1,066,202	—	—	35,954
276,614	7,286	15,321	311	324

176,560,703	179,283,690	99,560,599	21,150,071	9,463,493

1,113,216	1,035,643	362,741	—	19,737
544,887	170,747	65,571	18,296	15,720
150,985	189,195	124,640	27,319	16,084
—	—	—	—	—

1,809,088	1,395,585	552,952	45,615	51,541

$174,751,615	$177,888,105	$99,007,647	$21,104,456	$9,411,952

$107,524,018	$102,946,443	$65,122,280	$19,471,243	$7,723,528
54,840	(245,910)	(332,176)	(484)	(29,284)
3,712,597	7,012,087	3,130,888	(8,652)	117,304
63,460,160	68,175,485	31,086,655	1,642,349	1,600,404

$174,751,615	$177,888,105	$99,007,647	$21,104,456	$9,411,952

3,839,914	9,317,804	1,785,042	1,359,794	651,363

—	—	—	—	—

$174,751,615	$177,888,105	$99,007,647	$21,104,456	$9,411,952

—	—	—	—	—

$45.51	$19.09	$55.47	$15.52	$14.45

—	—	—	—	—

DECEMBER 31, 2014	47

STATEMENTS OF OPERATIONS (Unaudited)

Six Months Ended December 31, 2014

			Sit
		Sit	Global
	Sit	Dividend	Dividend
	Balanced	Growth	Growth
	Fund	Fund	Fund
Investment income:
Income:
Dividends*	$85,481	$14,183,364	$299,373
Interest	94,838	—	—

Total income	180,319	14,183,364	299,373

Expenses (note 4):
Investment management and advisory service fee	80,007	5,684,960	162,006
12b-1 fees (Class S)	—	123,313	4,783

Total expenses	80,007	5,808,273	166,789

Net investment income (loss)	100,312	8,375,091	132,584

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	401,103	78,450,375	970,953
Net realized gain (loss) on foreign currency transactions	—	—	(677)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	242,176	(25,206,094)	(1,119,367)

Net gain (loss)	643,279	53,244,281	(149,091)

Net increase (decrease) in net assets resulting from operations	$743,591	$61,619,372	($16,507)

* Foreign taxes withheld on dividends received	—	$42,615	$6,546

See accompanying notes to financial statements.
48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

				Sit
Sit	Sit	Sit	Sit	Developing
Large Cap	Mid Cap	Small Cap	International	Markets
Growth	Growth	Growth	Growth	Growth
Fund	Fund	Fund	Fund	Fund

$1,284,100	$870,785	$400,183	$170,031	$77,218
—	—	—	—	—

1,284,100	870,785	400,183	170,031	77,218

910,816	1,116,695	732,359	170,515	106,502
—	—	—	—	—

910,816	1,116,695	732,359	170,515	106,502

373,284	(245,910)	(332,176)	(484)	(29,284)

13,253,906	10,824,214	5,492,969	1,211,829	260,312
—	—	—	(2,157)	(2,318)

(2,035,446)	(4,731,519)	(3,363,527)	(3,478,948)	(1,262,606)

11,218,460	6,092,695	2,129,442	(2,269,276)	(1,004,612)

$11,591,744	$5,846,785	$1,797,266	($2,269,760)	($1,033,896)

—	$3,466	$1,215	$7,842	$11,311

DECEMBER 31, 2014	49

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2014	June 30,	December 31, 2014	June 30,
	(Unaudited)	2014	(Unaudited)	2014
Operations:
Net investment income (loss)	$100,312	$200,254	$8,375,091	$16,078,913
Net realized gain (loss) on investments and foreign currency transactions	401,103	788,842	78,450,375	120,808,574
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	242,176	1,132,195	(25,206,094)	64,724,930

Net increase (decrease) in net assets resulting from operations	743,591	2,121,291	61,619,372	201,612,417

Distributions from:
Net investment income
Common shares (Class I)	(154,000)	(190,000)	(11,131,854)	(14,116,740)
Common shares (Class S)	—	—	(868,146)	(1,647,273)
Net realized gains on investments
Common shares (Class I)	(480,078)	—	(119,694,646)	(34,547,857)
Common shares (Class S)	—	—	(10,548,178)	(5,368,982)

Total distributions	(634,078)	(190,000)	(142,242,824)	(55,680,852)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	1,112,795	1,552,785	105,430,222	215,015,927
Common shares (Class S)	—	—	5,309,930	24,916,784
Reinvested distributions
Common shares (Class I)	630,976	188,535	46,188,882	17,771,240
Common shares (Class S)	—	—	11,332,864	6,951,326
Payments for shares redeemed
Common shares (Class I)	(574,312)	(1,519,254)	(127,638,178)	(266,221,111)
Common shares (Class S)	—	—	(22,427,840)	(78,648,123)

Increase (decrease) in net assets from capital transactions	1,169,459	222,066	18,195,880	(80,213,957)

Total increase (decrease) in net assets	1,278,972	2,153,357	(62,427,572)	65,717,608

Net assets:
Beginning of period	15,645,098	13,491,741	1,120,539,569	1,054,821,961

End of period *	$16,924,070	$15,645,098	$1,058,111,997	$1,120,539,569

Capital transactions in shares:
Sold
Common shares (Class I)	52,044	79,403	5,628,020	12,312,665
Common shares (Class S)	—	—	285,552	1,452,954
Reinvested distributions
Common shares (Class I)	29,833	9,775	2,659,458	1,033,969
Common shares (Class S)	—	—	654,520	405,516
Redeemed
Common shares (Class I)	(27,155)	(77,091)	(6,856,730)	(15,216,805)
Common shares (Class S)	—	—	(1,210,047)	(4,559,813)

Net increase (decrease)	54,722	12,087	1,160,773	(4,571,514)

* includes undistributed (distributions in excess) net investment income (loss)	$2,034	$55,722	$21,863	$3,646,772

See accompanying notes to financial statements.
50	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit Mid Cap Growth Fund
Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
December 31, 2014	June 30,	December 31, 2014	June 30,	December 31, 2014	June 30,
(Unaudited)	2014	(Unaudited)	2014	(Unaudited)	2014

$132,584	$335,668	$373,284	$1,121,113	($245,910)	($636,119)
970,276	1,363,966	13,253,906	31,100,027	10,824,214	19,973,360
(1,119,367)	1,616,209	(2,035,446)	8,823,262	(4,731,519)	18,652,542

(16,507)	3,315,843	11,591,744	41,044,402	5,846,785	37,989,783

(217,411)	(263,794)	(774,000)	(1,460,025)	—	—
(30,589)	(43,211)	—	—	—	—

(1,500,249)	(736,258)	(33,093,221)	(19,160,085)	(22,297,243)	(8,937,914)
(245,468)	(153,131)	—	—	—	—

(1,993,717)	(1,196,394)	(33,867,221)	(20,620,110)	(22,297,243)	(8,937,914)

3,727,710	5,465,390	1,806,290	5,430,647	581,439	2,174,926
2,895,510	1,326,440	—	—	—	—

1,717,518	999,990	33,300,492	20,300,124	21,501,154	8,666,217
276,057	196,343	—	—	—	—

(1,228,333)	(1,000,114)	(26,653,653)	(53,865,750)	(8,019,598)	(11,746,192)
(528,127)	(1,770,346)	—	—	—	—

6,860,335	5,217,703	8,453,129	(28,134,979)	14,062,995	(905,049)

4,850,111	7,337,152	(13,822,348)	(7,710,687)	(2,387,463)	28,146,820

24,790,326	17,453,174	188,573,963	196,284,650	180,275,568	152,128,748

$29,640,437	$24,790,326	$174,751,615	$188,573,963	$177,888,105	$180,275,568

248,113	366,646	35,297	107,350	28,055	108,717
194,059	87,386	—	—	—	—

116,951	67,695	727,721	412,688	1,124,537	433,962
18,814	13,301	—	—	—	—

(79,010)	(65,214)	(514,282)	(1,058,721)	(385,169)	(592,470)
(34,615)	(117,825)	—	—	—	—

464,312	351,989	248,736	(538,683)	767,423	(49,791)

$5,147	$120,563	$54,840	$455,556	($245,910)	—

DECEMBER 31, 2014	51

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Small Cap Growth Fund		Sit International Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2014	June 30,	December 31, 2014	June 30,
	(Unaudited)	2014	(Unaudited)	2014
Operations:
Net investment income (loss)	($332,176)	($909,126)	($484)	$391,390
Net realized gain (loss) on investments and foreign currency transactions	5,492,969	10,433,876	1,209,672	1,834,049
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	(3,363,527)	9,402,621	(3,478,948)	1,342,866

Net increase (decrease) in net assets resulting from operations	1,797,266	18,927,371	(2,269,760)	3,568,305

Distributions from:
Net investment income
Common shares (Class I)	—	—	(354,576)	(231,001)
Net realized gains on investments
Common shares (Class I)	(11,167,851)	—	—	—

Total distributions	(11,167,851)	—	(354,576)	(231,001)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	2,231,586	4,035,232	325,541	1,784,889
Reinvested distributions
Common shares (Class I)	10,988,401	—	352,967	229,662
Payments for shares redeemed
Common shares (Class I)	(4,351,538)	(8,245,564)	(1,077,132)	(2,114,470)

Increase (decrease) in net assets from capital transactions	8,868,449	(4,210,332)	(398,624)	(99,919)

Total increase (decrease) in net assets	(502,136)	14,717,039	(3,022,960)	3,237,385

Net assets:
Beginning of period	99,509,783	84,792,744	24,127,416	20,890,031

End of period*	$99,007,647	$99,509,783	$21,104,456	$24,127,416

Capital transactions in shares:
Sold
Common shares (Class I)	38,328	70,531	19,428	108,905
Reinvested distributions
Common shares (Class I)	198,096	—	22,396	13,868
Redeemed
Common shares (Class I)	(72,621)	(142,415)	(65,824)	(127,374)

Net increase (decrease)	163,803	(71,884)	(24,000)	(4,601)

*includes undistributed (distributions in excess) net investment income (loss)	($332,176)	—	($484)	$354,576

See accompanying notes to financial statements.
52	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Developing Markets Growth Fund
Six Months Ended	Year Ended
December 31, 2014	June 30,
(Unaudited)	2014

($29,284)	($7,675)
257,994	654,087
(1,262,606)	641,337

(1,033,896)	1,287,749

—	(16,575)

(795,509)	(596,525)

(795,509)	(613,100)

186,830	876,017

781,882	602,798

(535,070)	(1,961,000)

433,642	(482,185)

(1,395,763)	192,464

10,807,715	10,615,251

$9,411,952	$10,807,715

10,849	50,956

54,601	35,859

(32,470)	(115,884)

32,980	(29,069)

($29,284)	—

DECEMBER 31, 2014	53

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Six Months Ended
	December 31, 2014		Years Ended June 30,
	(Unaudited)	2014	2013	2012	2011	2010
Net Asset Value:
Beginning of period	$21.01	$18.42	$16.97	$16.47	$14.18	$12.96
Operations:
Net investment income [1]	0.13	0.27	0.27	0.29	0.27	0.35
Net realized and unrealized gains	0.88	2.58	1.46	0.46	2.32	1.24
Total from operations	1.01	2.85	1.73	0.75	2.59	1.59
Distributions to Shareholders:
From net investment income	(0.21)	(0.26)	(0.28)	(0.25)	(0.30)	(0.37)
From net realized gains	(0.64)	—	—	—	—	—
Total distributions	(0.85)	(0.26)	(0.28)	(0.25)	(0.30)	(0.37)
Net Asset Value:
End of period	$21.17	$21.01	$18.42	$16.97	$16.47	$14.18
Total investment return [2]	4.80%	15.58%	10.26%	4.61%	18.46%	12.33%
Net assets at end of period (000’s omitted)	$16,924	$15,645	$13,492	$11,821	$11,150	$10,550
Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.25%	1.36%	1.52%	1.75%	1.75%	2.44%
Portfolio turnover rate (excluding short-term securities)	20.91%[4]	54.52%	30.86%	47.01%	40.84%	46.79%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

54	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

	Six Months Ended
Class I	December 31, 2013	Years Ended June 30,
	(Unaudited)	2014	2013	2012	2011	2010
Net Asset Value:
Beginning of period	$18.69	$16.35	$14.10	$13.91	$10.64	$9.60
Operations:
Net investment income [1]	0.14	0.26	0.27	0.24	0.21	0.19
Net realized and unrealized gains	0.89	2.96	2.46	0.26	3.23	1.03
Total from operations	1.03	3.22	2.73	0.50	3.44	1.22
Redemption fees [2]	—	—	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.20)	(0.25)	(0.26)	(0.21)	(0.17)	(0.18)
From net realized gains	(2.21)	(0.63)	(0.22)	(0.10)	—	—
Total distributions	(2.41)	(0.88)	(0.48)	(0.31)	(0.17)	(0.18)
Net Asset Value:
End of period	$17.31	$18.69	$16.35	$14.10	$13.91	$10.64
Total investment return [3]	5.58%	20.26%	19.77%	3.76%	32.58%	12.71%
Net assets at end of period (000’s omitted)	$966,928	$1,017,106	$920,324	$619,667	$328,057	$39,430
Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.49%	1.50%	1.78%	1.79%	1.59%	1.70%
Portfolio turnover rate (excluding short-term securities)	27.56%[5]	44.36%	26.58%	26.84%	14.67%	31.84%
	Six Months Ended
Class S	December 31, 2013		Years Ended June 30,
	(Unaudited)	2014	2013	2012	2011	2010
Net Asset Value:
Beginning of period	$18.63	$16.29	$14.06	$13.87	$10.61	$9.58
Operations:
Net investment income [1]	0.12	0.22	0.23	0.21	0.17	0.16
Net realized and unrealized gains	0.89	2.96	2.44	0.26	3.23	1.02
Total from operations	1.01	3.18	2.67	0.47	3.40	1.18
Redemption fees [2]	—	—	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.17)	(0.21)	(0.22)	(0.18)	(0.14)	(0.15)
From net realized gains	(2.21)	(0.63)	(0.22)	(0.10)	—	—
Total distributions	(2.38)	(0.84)	(0.44)	(0.28)	(0.14)	(0.15)
Net Asset Value:
End of period	$17.26	$18.63	$16.29	$14.06	$13.87	$10.61
Total investment return [3]	5.45%	20.02%	19.39%	3.53%	32.27%	12.37%
Net assets at end of period (000’s omitted)	$91,184	$103,433	$134,498	$100,878	$56,280	$24,894
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.24%	1.25%	1.53%	1.54%	1.34%	1.45%
Portfolio turnover rate (excluding short-term securities)	27.56%[5]	44.36%	26.58%	26.84%	14.67%	31.84%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2014	55

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

	Six Months Ended
Class I	December 31, 2014		Years Ended June 30,
	(Unaudited)	2014	2013	2012	2011	2010
Net Asset Value:
Beginning of period	$15.74	$14.27	$12.55	$13.26	$10.41	$9.70
Operations:
Net investment income [1]	0.08	0.23	0.25	0.24	0.20	0.17
Net realized and unrealized gains (losses)	(0.06)	2.09	1.78	(0.58)	2.95	0.68
Total from operations	0.02	2.32	2.03	(0.34)	3.15	0.85
Redemption fees	—	— [2]	— [2]	—	—	—
Distributions to Shareholders:
From net investment income	(0.16)	(0.22)	(0.23)	(0.22)	(0.17)	(0.14)
From net realized gains	(1.07)	(0.63)	(0.08)	(0.15)	(0.13)	—
Total distributions	(1.23)	(0.85)	(0.31)	(0.37)	(0.30)	(0.14)
Net Asset Value:
End of period	$14.53	$15.74	$14.27	$12.55	$13.26	$10.41
Total investment return [3]	0.14%	16.76%	16.36%	(2.44% )	30.55%	8.79%
Net assets at end of period (000’s omitted)	$23,981	$21,467	$14,196	$10,421	$7,834	$2,832
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.06%	1.55%	1.81%	1.97%	1.57%	1.48%
Portfolio turnover rate (excluding short-term securities)	27.91%[5]	48.68%	26.15%	26.65%	21.84%	21.60%
	Six Months Ended
Class S	December 31, 2014		Years Ended June 30,
	(Unaudited)	2014	2013	2012	2011	2010
Net Asset Value:
Beginning of period	$15.72	$14.25	$12.54	$13.24	$10.40	$9.70
Operations:
Net investment income [1]	0.06	0.20	0.21	0.21	0.16	0.14
Net realized and unrealized gains (losses)	(0.06)	2.09	1.78	(0.57)	2.95	0.68
Total from operations	—	2.29	1.99	(0.36)	3.11	0.82
Redemption fees	—	— [2]	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.13)	(0.19)	(0.20)	(0.19)	(0.14)	(0.12)
From net realized gains	(1.07)	(0.63)	(0.08)	(0.15)	(0.13)	—
Total distributions	(1.20)	(0.82)	(0.28)	(0.34)	(0.27)	(0.12)
Net Asset Value:
End of period	$14.52	$15.72	$14.25	$12.54	$13.24	$10.40
Total investment return [3]	0.02%	16.49%	16.01%	(2.60% )	30.17%	8.47%
Net assets at end of period (000’s omitted)	$5,660	$3,323	$3,257	$2,608	$1,444	$882
Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	0.80%	1.30%	1.56%	1.72%	1.32%	1.23%
Portfolio turnover rate (excluding short-term securities)	27.91%[5]	48.68%	26.15%	26.65%	21.84%	21.60%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

56	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Six Months Ended December 31, 2014	Years Ended June 30,
	(Unaudited)	2014	2013	2012	2011	2010

Net Asset Value:
Beginning of period	$52.51	$47.53	$45.53	$43.96	$34.75	$32.42

Operations:
Net investment income [1]	0.11	0.29	0.43	0.26	0.22	0.22
Net realized and unrealized gains	3.43	10.23	5.69	1.63	9.21	2.33

Total from operations	3.54	10.52	6.12	1.89	9.43	2.55

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.24)	(0.39)	(0.46)	(0.32)	(0.22)	(0.22)
From net realized gains	(10.30)	(5.15)	(3.66)	—	—	—

Total distributions	(10.54)	(5.54)	(4.12)	(0.32)	(0.22)	(0.22)

Net Asset Value:
End of period	$45.51	$52.51	$47.53	$45.53	$43.96	$34.75

Total investment return [3]	6.63%	22.92%	14.18%	4.39%	27.18%	7.80%

Net assets at end of period (000’s omitted)	$174,752	$188,574	$196,285	$254,256	$365,045	$407,359

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.41%	0.57%	0.92%	0.61%	0.54%	0.58%
Portfolio turnover rate (excluding short-term securities)	10.12%[5]	27.34%	13.42%	15.06%	25.36%	15.93%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2014	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Six Months Ended December 31, 2014	Years Ended June 30,
	(Unaudited)	2014		2013		2012		2011		2010

Net Asset Value:
Beginning of period	$21.08	$17.69		$15.77		$15.88		$11.57		$9.90

Operations:
Net investment loss [1]	(0.03)	(0.07)		(0.03)		(0.05)		(0.06)		(0.05)
Net realized and unrealized gains (losses)	0.75	4.54		2.32		(0.06)		4.37		1.72

Total from operations	0.72	4.47		2.29		(0.11)		4.31		1.67

Capital share proceeds	—	—		—		—		—	[2,3]	—

Redemption fees	—	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]

Distributions to Shareholders:
From net realized gains	(2.71)	(1.08)		(0.37)		—		—		—

Net Asset Value:
End of period	$19.09	$21.08		$17.69		$15.77		$15.88		$11.57

Total investment return [4]	3.40%	25.58%		14.70%		(0.69%	)	37.25%	[5]	16.87%

Net assets at end of period (000’s omitted)	$177,888	$180,276		$152,129		$144,601		$165,288		$130,258

Ratios: 6, [7]
Expenses (without waiver)	1.25%	1.25%		1.25%		1.25%		1.25%		1.25%
Expenses (with waiver)	1.25%	1.25%		1.25%		1.25%		1.20%		1.15%
Net investment loss (without waiver)	(0.28%)	(0.37%	)	(0.17%	)	(0.33%	)	(0.49%	)	(0.52%	)
Net investment loss (with waiver)	(0.28%)	(0.37%	)	(0.17%	)	(0.33%	)	(0.44%	)	(0.42%	)

Portfolio turnover rate (excluding short-term securities)	11.00%[8]	27.65%		16.91%		16.23%		26.98%		20.39%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	The Fund accounted for proceeds during the year from market timing settlements.
[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was less than 0.01%.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]

Total Fund expenses are calculated at 1.25% of average daily net assets. The investment adviser voluntarily limited expenses to 1.15% of average daily net assets through December 31, 2010 at which time the agreement was terminated.

[8]	Not annualized.

58	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Six Months Ended December 31, 2014	Years Ended June 30,
	(Unaudited)	2014		2013		2012		2011		2010

Net Asset Value:
Beginning of period	$61.38	$50.08		$43.90		$43.86		$31.32		$25.89

Operations:
Net investment loss [1]	(0.21)	(0.55)		(0.30)		(0.34)		(0.36)		(0.24)
Net realized and unrealized gains	1.36	11.85		6.48		0.38		12.89		5.67

Total from operations	1.15	11.30		6.18		0.04		12.53		5.43

Capital share proceeds	—	—		—		—		0.01	[2]	—

Redemption fees [3]	—	—		—		—		—		—

Distributions from:
Net realized gains	(7.06)	—		—		—		—		—

Net Asset Value:
End of period	$55.47	$61.38		$50.08		$43.90		$43.86		$31.32

Total investment return [4]	1.87%	22.56%		14.08%		0.09%		40.04%[5]		20.97%

Net assets at end of period (000’s omitted)	$99,008	$99,510		$84,793		$78,202		$94,744		$59,848

Ratios: [6]
Expenses	1.50%	1.50%		1.50%		1.50%		1.50%		1.50%
Net investment loss	(0.68%)	(0.94%	)	(0.64%	)	(0.82%	)	(0.91%	)	(0.80%	)

Portfolio turnover rate (excluding short-term securities)	17.56%[7]	33.38%		28.36%		22.32%		30.33%		22.41%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	The Fund accounted for proceeds during the year from market timing settlements.
[3]	Amount represents less than $0.01 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was 0.03%.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]	Not annualized.

DECEMBER 31, 2014	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Six Months Ended December 31, 2014	Years Ended June 30,
	(Unaudited)	2014	2013	2012	2011		2010

Net Asset Value:
Beginning of period	$17.44	$15.05	$13.29	$15.16	$11.67		$10.90

Operations:
Net investment income (loss) [1]	(0.00)[2]	0.28	0.20	0.22	0.16		0.11
Net realized and unrealized gains (losses)	(1.65)	2.28	1.80	(1.86)	3.39		0.65

Total from operations.	(1.65)	2.56	2.00	(1.64)	3.55		0.76

Capital share proceeds	—	—	—	—	0.07	[3]	0.13	[3]

Redemption fees	—	—	—	— [2]	—	[2]	—	[2]

Distributions to Shareholders:
From net investment income	(0.27)	(0.17)	(0.24)	(0.23)	(0.13)		(0.12)

Net Asset Value:
End of period	$15.52	$17.44	$15.05	$13.29	$15.16		$11.67

Total investment return [4]	(9.51%)	17.06%	15.06%	(10.69% )	31.08%[5]		8.10%	[5]

Net assets at end of period (000’s omitted)	$21,104	$24,127	$20,890	$19,296	$24,823		$20,586

Ratios: 6, [7]
Expenses (without waiver)	1.50%	1.50%	1.50%	1.50%	1.61%		1.85%
Expenses (with waiver)	1.50%	1.50%	1.50%	1.50%	1.50%		1.50%
Net investment income (loss)(with waiver)	(0.00%)[8]	1.69%	1.39%	1.62%	1.01%		0.50%
Net investment income (loss)(with waiver)	(0.00%)[8]	1.69%	1.39%	1.62%	1.12%		0.85%

Portfolio turnover rate (excluding short-term securities)	28.42%[9]	46.91%	27.93%	27.82%	35.95%		25.09%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	The Fund accounted for proceeds during the year from market timing settlements.
[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was 0.60% and 1.20% for the years ended June 30, 2011 and 2010, respectively.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]

Effective November 1, 2010, total Fund expenses are limited to 1.50% of average daily net assets. Prior to this date, expenses were calculated at a higher rate, and the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

[8]	Amount represents less than 0.01%.
[9]	Not annualized.

60	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Six Months Ended December 31, 2014	Years Ended June 30,
	(Unaudited)	2014	2013	2012	2011	2010

Net Asset Value:
Beginning of period	$17.48	$16.40	$17.70	$23.24	$19.00	$16.13

Operations:
Net investment income (loss) [1]	(0.05)	(0.01)	0.04	0.06	0.03	0.01
Net realized and unrealized gains (losses)	(1.65)	2.07	0.14	(3.89)	4.90	2.90

Total from operations	(1.70)	2.06	0.18	(3.83)	4.93	2.91

Redemption fees	—	—	—	— [2]	—	— [2]

Distributions to Shareholders:
From net investment income	—	(0.03)	(0.06)	(0.06)	(0.02)	(0.04)
From net realized gains	(1.33)	(0.95)	(1.42)	(1.65)	(0.67)	—

Total distributions	(1.33)	(0.98)	(1.48)	(1.71)	(0.69)	(0.04)

Net Asset Value:
End of period	$14.45	$17.48	$16.40	$17.70	$23.24	$19.00

Total investment return [3]	(9.64%)	12.79%	0.36%	(16.29% )	25.95%	18.05%

Net assets at end of period (000’s omitted)	$9,412	$10,808	$10,615	$11,634	$15,420	$14,043

Ratios: [4]
Expenses	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.55%)	(0.07% )	0.24%	0.29%	0.15%	0.06%

Portfolio turnover rate (excluding short-term securities)	11.49%[5]	21.45%	15.48%	22.56%	19.14%	19.90%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2014	61

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2014

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective

Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth Fund	Maximize long-term capital appreciation.
Mid Cap Growth Fund	Maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth and Global Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

62	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of December 31, 2014 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2011, 2012 and 2013 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

DECEMBER 31, 2014	63

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2014 (Continued)

At December 31, 2014, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

			Net Unrealized	Cost of
	Unrealized	Unrealized	Appreciation	Securities on a
	Appreciation	Depreciation	(Depreciation)	Tax Basis
Balanced	$4,268,628	($97,721)	$4,170,907	$12,133,676
Dividend Growth	209,260,478	(11,957,984)	197,302,494	858,393,330
Global Dividend Growth	3,528,705	(880,509)	2,648,196	24,389,774
Large Cap Growth	64,955,537	(1,495,377)	63,460,160	109,720,020
Mid Cap Growth	70,683,586	(2,508,101)	68,175,485	107,793,951
Small Cap Growth	33,271,475	(2,184,820)	31,086,655	67,092,456
International Growth	3,275,515	(1,626,741)	1,648,774	19,038,222
Developing Markets Growth	2,463,383	(862,953)	1,600,430	7,650,762

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2014 and 2013 were as follows:

Year Ended June 30, 2014:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$190,000	—	$190,000
Dividend Growth (Class I)	17,289,602	$31,374,733	48,664,335
Dividend Growth (Class S)	2,140,368	4,875,856	7,016,224
Global Dividend Growth (Class I)	263,794	736,258	1,000,052
Global Dividend Growth (Class S)	43,211	153,131	196,342
Large Cap Growth	1,617,540	19,002,570	20,620,110
Mid Cap Growth	—	8,937,914	8,937,914
Small Cap Growth	—	—	—
International Growth	231,001	—	231,001
Developing Markets Growth	16,575	596,525	613,100

Year Ended June 30, 2013:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$196,000	—	$196,000
Dividend Growth (Class I)	12,385,536	$9,669,932	22,055,468
Dividend Growth (Class S)	1,802,627	1,637,246	3,439,873
Global Dividend Growth (Class I)	196,378	68,213	264,591
Global Dividend Growth (Class S)	39,623	15,464	55,087
Large Cap Growth	2,065,000	16,571,341	18,636,341
Mid Cap Growth	—	3,183,573	3,183,573
Small Cap Growth	—	—	—
International Growth	323,000	—	323,000
Developing Markets Growth	36,001	881,318	917,319

64	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed		Unrealized
	Ordinary	Accumulated	Appreciation
	Income	Gain (Loss)	(Depreciation)
Balanced	$55,722	$113,138	$3,929,156
Dividend Growth	7,869,583	89,806,212	222,277,208
Global Dividend Growth	157,119	1,041,943	3,756,189
Large Cap Growth	646,669	23,378,884	65,477,521
Mid Cap Growth	—	18,485,116	72,907,004
Small Cap Growth	—	8,808,775	34,447,177
International Growth	354,576	(1,081,060)	4,984,033
Developing Markets Growth	—	655,564	2,862,265

Net capital loss carryovers and late year losses, if any, as of June 30, 2014, available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds’ are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law. The Funds’ first fiscal year end subject to the Modernization Act was June 30, 2012. The net capital loss carryovers and the expiration dates for capital losses carryover from pre-enactment taxable years and the late year losses deferred as of June 30, 2014, were as follows:

	Pre-Enactment		Post-Enactment
	Net Capital Loss		Unlimited Period of Net		Late Year	Accumulated
	Carryover Expiring in:		Capital Loss Carryover		Losses	Capital and
	2014	2015-2019	Short-Term	Long-Term	Deferred	Other Losses
International Growth	—	$1,081,060	—	—	—	$1,081,060

For the year ended June 30, 2014, the Funds’ utilized pre-enactment capital losses and expired capital losses as follows:

	Utilized	Expiring In	Expired
Balanced	$95,283	2017	$—
	565,841	2018	—
Small Cap Growth	1,528,246	2018	—
International Growth	1,832,899	2018	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth and Global Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

DECEMBER 31, 2014	65

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2014 (Continued)

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the six months ended December 31, 2014, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other

Balanced	$707,595	$2,844,964	$409,000	$2,852,991
Dividend Growth	—	306,483,312	—	415,687,951
Global Dividend Growth	—	9,821,068	—	7,068,186
Large Cap Growth	—	18,134,900	—	43,171,640
Mid Cap Growth	—	19,337,432	—	26,888,463
Small Cap Growth	—	16,917,480	—	18,423,312
International Growth	—	6,330,430	—	7,116,747
Developing Markets Growth	—	1,195,044	—	1,559,468

66	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Balanced	1.00%
Dividend Growth Fund Class I and Class S	1.00%
Global Dividend Growth Fund Class I and Class S	1.25%
Large Cap Growth	1.00%
Mid Cap Growth	1.25%
Small Cap Growth	1.50%
International Growth	1.50%
Developing Markets Growth	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Global Dividend Growth and Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2014:

		% Shares
	Shares	Outstanding
Balanced	234,889	29.4
Dividend Growth	986,567	1.6
Global Dividend Growth	650,238	31.9
Large Cap Growth	449,551	11.7
Mid Cap Growth	3,376,685	36.2
Small Cap Growth	858,986	48.1
International Growth	753,894	55.4
Developing Markets Growth	262,008	40.2

DECEMBER 31, 2014	67

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2014 (Continued)

(5)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the six months ended December 31, 2014, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$920	$2,633
Large Cap Growth	461	—
Small Cap Growth	6	—

(6)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

68	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 to December 31, 2014.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period*
	Value	Value	(7/1/14-
Fund	(7/1/14)	(12/31/14)	12/31/14)

Balanced Fund
Actual	$1,000	$1,048.00	$5.16
Hypothetical	$1,000	$1,020.16	$5.09

Dividend Growth Fund
Actual
Class I	$1,000	$1,055.80	$5.18
Class S	$1,000	$1,054.50	$6.47
Hypothetical
Class I	$1,000	$1,020.16	$5.09
Class S	$1,000	$1,018.90	$6.36

Global Dividend Growth Fund
Actual
Class I	$1,000	$1,001.40	$6.31
Class S	$1,000	$1,000.20	$7.56
Hypothetical
Class I	$1,000	$1,018.90	$6.36
Class S	$1,000	$1,017.64	$7.63

Large Cap Growth
Actual	$1,000	$1,066.30	$5.21
Hypothetical	$1,000	$1,020.16	$5.09

Mid Cap Growth Fund
Actual	$1,000	$1,034.00	$6.41
Hypothetical	$1,000	$1,018.90	$6.36

Small Cap Growth Fund
Actual	$1,000	$1,018.70	$7.63
Hypothetical	$1,000	$1,017.64	$7.63

International Growth Fund
Actual	$1,000	$904.90	$7.20
Hypothetical	$1,000	$1,017.64	$7.63

Developing Markets Growth Fund
Actual	$1,000	$903.60	$9.60
Hypothetical	$1,000	$1,015.12	$10.16

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, for the Balanced, Dividend Growth, Class I and Large Cap Growth Funds; 1.25% for Dividend Growth Fund, Class S, Global Dividend Growth, Class I and Mid Cap Growth Funds; 1.50% for Global Dividend Growth, Class S, Small Cap Growth and International Growth Funds; and 2.00% for Developing Markets Growth Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

DECEMBER 31, 2014	69

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 27, 2014 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mid Cap Growth Fund, Inc. dated November 1, 1996; Sit Large Cap Growth Fund, Inc. dated November 1, 1996; and Sit Mutual Funds Inc., dated November 1, 1992; (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to the Boards’ selection of SIA as the investment adviser, and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, SIA identifies growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market index. SIA believes that earnings growth is the primary determinant of superior long-term returns for equity securities, and invests in companies it believes exhibit above market and consistent growth as well as conservative and cyclical growth companies. SIA’s actively managed portfolios not only concentrate on the best growth opportunities but do so at reasonable valuation levels. The Directors determined that the Stock Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Stock Funds’ portfolio characteristics, and noted that SIA has consistently managed the Stock Funds in a growth style and the Directors found no indication of style drift away from growth stocks over market cycles. The Directors noted that in years during which growth stocks have generally under-performed relative to value stocks, many funds with a stated growth style objective actually strayed from the growth style and invested a portion of their portfolios in value stocks. This has been especially true with funds investing in international equity securities. In these instances, the Stock Funds may at times not rank favorably in comparisons with other funds investing in value stocks because the Stock Funds were disciplined in maintaining their growth style.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to equity securities, SIA utilizes a team based top-down and bottom-up investment decision making process.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

70	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $14 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses, except fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class S shares of Sit Dividend Growth Fund and Sit Global Dividend Growth Fund, interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years (both before and after the voluntary waiver of fees by SIA with respect to Mid Cap Growth Fund prior to January 1, 2011 and International Growth Fund prior to November 1, 2010) and the current fees to be paid under the Agreements.

The Directors compared each Fund’s expense ratio to the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. investment category, the average expense ratios for load funds within the Morningstar category, and the average expense ratios for all funds within the Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure for each Fund is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA

DECEMBER 31, 2014	71

ADDITIONAL INFORMATION (Unaudited) (Continued)

except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

72	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Semi-Annual Report
December 31, 2014

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
www.sitfunds.com

SIT 12-31-14 STOCK

Item 2:	Code of Ethics. Not applicable to Semi-Annual Report.

Item 3:	Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4:	Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:     Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.     Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:     Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:     Exhibits:

(a)     The following exhibits are attached to this Form N-CSR:

(2)     A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)     Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 26, 2015

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date February 26, 2015